As filed with the Securities and Exchange Commission on January 26, 2007
                Securities Act of 1933 Registration No. 333-00641
            Investment Company Act of 1940 Registration No. 811-07527
-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 46                      |X|
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 47                              |X|

                        (Check appropriate box or boxes)
                          ----------------------------

                                  Turner Funds
               (Exact Name of Registrant as Specified in Charter)

                          c/o The CT Corporation System
                               101 Federal Street
                                Boston, MA 02110
                    (Address of Principal Executive Offices)

                                  610-251-0268
              (Registrant's Telephone Number, including Area Code)
                          ----------------------------

Name and Address of Agent for Service:         with a copy to:

Michael P. Malloy                              Brian F. McNally
Drinker Biddle & Reath LLP                     Turner Investment Partners, Inc.
18th and Cherry Streets                        1205 Westlakes Dr., Suite 100
Philadelphia, PA 19103                         Berwyn, PA 19312-2414

It is proposed that this filing will become effective (check appropriate box)

         [ ] immediately upon filing pursuant to paragraph (b)
         [x] on January 31, 2007 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  units of beneficial interest.

TURNER FUNDS


                                                                PROSPECTUS

                                                                JANUARY 31, 2007




U.S. GROWTH EQUITY FUNDS                            U.S. CORE EQUITY FUNDS

Turner Concentrated Growth Fund                     Turner Small Cap Equity Fund
Turner Core Growth Fund
Turner Emerging Growth Fund                         U.S. VALUE EQUITY FUNDS
Turner Large Cap Growth Fund
Turner Midcap Growth Fund                           Turner Large Cap Value Fund
Turner New Enterprise Fund
Turner Small Cap Growth Fund













                              INVESTMENT ADVISERS:
                        Turner Investment Partners, Inc.

                        Turner Investment Management LLC
                          (Small Cap Equity Fund only)

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

ABOUT THIS
PROSPECTUS

Turner Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (the "Funds"). The Funds have individual investment goals and strategies. This Prospectus gives you important information about the Institutional Class, Investor Class and Retirement Class Shares of the Turner Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each Fund. For more detailed information about the Funds, please see:

__     Turner Concentrated Growth Fund

__     Turner Core Growth Fund

__     Turner Emerging Growth Fund

__     Turner Large Cap Growth Fund

__     Turner Midcap Growth Fund

__     Turner New Enterprise Fund

__     Turner Small Cap Growth Fund

__     Turner Small Cap Equity Fund

__     Turner Large Cap Value Fund

__     Investments and Portfolio Management

__     Purchasing, Selling and Exchanging Turner Funds

__     Dividends, Distributions and Taxes

__     Financial Highlights

To obtain more information about Turner Funds, please refer to the back cover of this Prospectus.

                                  INTRODUCTION

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Turner Investment Management LLC ("TIM") serves as the investment adviser for the Small Cap Equity Fund, and Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each of the other Turner Funds. TIM and Turner (each an "Adviser" and together, the "Advisers") invest Fund assets in a way that they believe will help the Funds achieve their objectives. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Advisers' judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an adviser does, you could lose money on your investment in the Funds. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

Equity Risk

Since they purchase equity securities, including common stocks, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of a Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in a Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

TURNER CONCENTRATED GROWTH FUND

FUND SUMMARY

TICKER SYMBOL - TTOPX
--------------------------------------------------------------------------------
CUSIP -- 87252R862
--------------------------------------------------------------------------------
FUND NUMBER - 1237
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- VERY HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY U.S. COMPANIES WITH STRONG
--------------------------------------------------------------------------------
EARNINGS GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN
--------------------------------------------------------------------------------
WITHSTAND THE SHARE PRICE VOLATILITY OF CONCENTRATED EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Concentrated Growth Fund invests substantially all (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies, regardless of their market capitalization, that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

The Fund's portfolio generally will contain 15-30 stocks. While it will not concentrate its investments in any one industry, the Fund may from time to time have a significant exposure to one or more sectors of the economy, such as the technology sector. In addition, Turner may invest up to 25% of the Fund's assets in cash or cash equivalent securities in instances where it believes that appropriate buying opportunities are not available. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, the Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may participate in IPOs. Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Investor Class Shares (formerly Class I Shares) since the Fund's inception.(1)

                                       [BAR CHART]

                                    2000       (20.42)%
                                    2001       (38.94)%
                                    2002       (45.72)%
                                    2003        60.19%
                                    2004         1.06%
                                    2005        13.34%
                                    2006         5.56%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 1999.

                        BEST QUARTER           WORST QUARTER
                           31.77%                (39.66)%
                         (12/31/01)             (03/31/01)

The following table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2006 to those of the S&P 500 Index and the NASDAQ 100 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                   SINCE INCEPTION
                                                            1 YEAR              5 YEARS              (06/30/99)
Turner Concentrated Growth Fund - Investor Class
Shares
   Before taxes on distributions                             5.56%                1.01%                  1.76%
   After taxes on distributions                              5.56%                1.01%                (0.03)%
   After taxes on distributions and sale of shares
                                                             3.61%                0.86%                  0.73%
S&P 500 Index(1)                                            15.80%                6.19%                  2.05%
NASDAQ 100 Index(2)                                          7.30%                2.49%                (3.30)%
Russell 1000 Growth Index(3)                                 9.07%                2.69%                (2.14)%

1 THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.

(2) THE NASDAQ 100 INDEX TRACKS NASDAQ'S LARGEST COMPANIES ACROSS MAJOR INDUSTRY GROUPS, INCLUDING COMPUTER HARDWARE AND SOFTWARE,
     TELECOMMUNICATIONS, RETAIL/WHOLESALE AND BIOTECHNOLOGY.

(3) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                 INVESTOR CLASS
Investment Advisory Fees                                            1.34%(1)
Distribution (12b-1) Fees                                             None
Total Other Expenses                                                 0.62%
    Shareholder Servicing Fee                               0.25%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.96%
Other Fee Waivers and Expense Reimbursements                        (0.37)%(3)

NET TOTAL OPERATING EXPENSES                                         1.59%

 EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.
(1) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.

(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                            1 YEAR         3 YEARS        5 YEARS        10 YEARS
Turner Concentrated Growth Fund - Investor Class             $162           $579            $1,023         $2,256


TURNER CORE GROWTH FUND

FUND SUMMARY

TICKER SYMBOL - TTMEX - INSTITUTIONAL CLASS (FORMERLY CLASS I)
--------------------------------------------------------------------------------
TICKER SYMBOL - TCGFX - INVESTOR CLASS (FORMERLY CLASS II)
--------------------------------------------------------------------------------
CUSIP - 900297847 - INSTITUTIONAL CLASS / 900297839- INVESTOR CLASS
--------------------------------------------------------------------------------
FUND NUMBER--1311 - INSTITUTIONAL CLASS / 1305 - INVESTOR CLASS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE-- SEEKS LONG-TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS--MEDIUM TO LARGE CAPITALIZATION GROWTH COMPANIES
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY U.S. COMPANIES WITH STRONG
--------------------------------------------------------------------------------
EARNINGS GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF GROWTH-ORIENTED EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Core Growth Fund invests primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval.

The Fund invests in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of medium to large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

In selecting companies for the Fund, Turner typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital. Turner generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive. These factors may cause Turner to engage in active trading of the Fund's portfolio securities in seeking to achieve the Fund's objective.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium capitalization companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may participate in IPOs. Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

The performance of Institutional Class and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year since its inception.(1)

                                   [BAR CHART]
                                  2002 (27.11)%
                                   2003 34.79%
                                   2004 10.61%
                                   2005 13.98%
                                   2006 9.40 %

(1) The performance shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Turner Funds and was advised by Turner. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund - Class II, and was advised by Constellation

         Investment Management Company, L.P. and was sub-advised by Turner. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund -- Class II changed its name to the Constellation TIP Core Growth Fund - Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. On February 25, 2005, the Constellation TIP Core Growth Fund - Class II was reorganized into the Turner Core Growth Fund - Class I (now Institutional Class).

                       BEST QUARTER                              WORST QUARTER
                          15.61%                                    (16.80)%
                        (06/30/03) (09/30/02)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the S&P 500 Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and no not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Institutional Class Shares only and will vary for Investor Class Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                             SINCE INCEPTION
                                                          1 YEAR             5 YEARS            (02/28/01)
Turner Core Growth Fund - Institutional Class
Shares
Before taxes on distributions                                 9.40%              6.27%              3.68%(1)
After taxes on distributions                                  9.26%              6.23%                 3.64%
After taxes on distributions and
  sales of shares                                             6.11%              5.40%                 3.15%
Turner Core Growth Fund - Investor Class Shares
                                                              8.94%           5.87%(2)              3.30%(2)
S&P 500 Index(3)                                             15.80%              6.19%                 4.10%
Russell 1000 Growth Index(4)                                  9.07%              2.69%                 0.40%

(1)  THE INCEPTION DATE FOR INSTITUTIONAL CLASS SHARES IS FEBRUARY 28, (2001.)
(2) THE INCEPTION DATE FOR INVESTOR CLASS SHARES IS AUGUST 1, 2005. PERIODS PRIOR TO AUGUST 1, 2005 REPRESENT THE PERFORMANCE OF INSTITUTIONAL CLASS SHARES, ADJUSTED FOR THE DIFFERENCES IN FEES BETWEEN THE CLASSES (SEE "FUND FEES AND EXPENSES").
(3) THE S&P 500 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 500 STOCKS DESIGNED TO MIMIC THE OVERALL EQUITY MARKET'S INDUSTRY WEIGHTINGS.
(4) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                       INSTITUTIONAL      INVESTOR CLASS
                                                                           CLASS
Redemption Fee                                                            2.00%(1)           2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                       INSTITUTIONAL      INVESTOR CLASS
                                                                           CLASS
Investment Advisory Fees                                                0.75%                0.75%
Distribution (12b-1) Fees                                                None                 None

Total Other Expenses                                                    0.45%                0.70%
         Shareholder Servicing Fee                                    NONE                   0.25%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES                                    1.20%                1.45%
         Fee Waivers and Expense Reimbursements                       (0.51)%(3)           (0.51)%(3)

NET TOTAL OPERATING EXPENSES                                            0.69%                0.94%

(1) APPLIES ONLY TO REDEMPTIONS (INCLUDING EXCHANGES) WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.
(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.
(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES FROM EXCEEDING 0.69% AND 0.94%, RESPECTIVELY, THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                   1 YEAR       3 YEARS      5 YEARS      10 YEARS
Turner Core Growth Fund - Institutional Class                        $70         $330         $611         $1,409
Turner Core Growth Fund - Investor Class                             $96         $408         $744         $1,691

TURNER EMERGING GROWTH FUND (CLOSED TO NEW INVESTORS)
FORMERLY THE TURNER MICRO CAP GROWTH FUND

FUND SUMMARY

TICKER SYMBOL - TMCGX
--------------------------------------------------------------------------------
CUSIP - 872524301
--------------------------------------------------------------------------------
FUND NUMBER - 1310
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. SMALL CAP COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- VERY HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY - ATTEMPTS TO IDENTIFY SMALL AND VERY SMALL CAPITALIZATION COMPANIES WITH STRONG EARNING GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF GROWTH-ORIENTED EQUITY INVESTING WITH A FOCUS ON SMALL AND VERY SMALL CAPITALIZATION COMPANIES
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Emerging Growth Fund's principal investment strategy is to invest primarily in common stocks and other equity securities of U.S. companies with small and very small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap and very small cap companies are defined for this purpose as companies with market capitalizations in the range of those companies included in the bottom half of the Russell 2000 Growth Index (the "2000 Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization growth stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund has participated in the past, and may participate in the future, in IPOs. Some successful IPOs have had in the past, and may in the future have, a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investor Class Shares (formerly Class I Shares) from year to year since the Fund's inception.(1)

                                      [BAR CHART]

                                    1999       144.39%
                                    2000        19.35%
                                    2001        18.60%
                                    2002       (20.04)%
                                    2003        49.26%
                                    2004        23.19%

                                    2005        10.86%
                                    2006        14.65%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 27, 1998.

                           BEST QUARTER                     WORST QUARTER
                               60.84%                         (20.26)%
                             (12/31/99)                     (09/30/02)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                    SINCE INCEPTION
                                                             1 YEAR               5 YEARS             (02/27/98)
Turner Emerging Growth Fund - Investor Class Shares
   Before taxes on distributions                             14.65%                13.32%               28.19%
   After taxes on distributions                              13.20%                12.22%               26.50%
   After taxes on distributions
     and sale of shares                                      11.50%                11.41%               25.10%
Russell 2000 Growth Index(1)                                 13.35%                6.93%               3.26%(2)

(1)  THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED,
     CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2)  THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1998.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                 INVESTOR CLASS
Investment Advisory Fees                                             1.00%
Distribution (12b-1) Fees                                             None
Total Other Expenses                                                 0.52%
                                                                     ----
    Shareholder Servicing Fee                               0.25%(1)
Acquired Fund Fees and Expenses                                     0.02%(2)

TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.54%
         Fee Waivers and Expense Reimbursements                     (0.14)%(3)
                                                                    ------

NET TOTAL OPERATING EXPENSES                                         1.40%

EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

(1) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.
(2) INCLUDES THE EXPENSES OF ACQUIRED FUNDS IN WHICH THE FUND INVESTS (E.G., INVESTMENT OF CASH COLLATERAL RECEIVED IN CONNECTION WITH SECURITIES LENDING ACTIVITIES IN THE BOSTON GLOBAL INVESTMENT TRUST - ENHANCED PORTFOLIO, A POOLED INVESTMENT FUND. ). THE OPERATING EXPENSES IN THIS FEE TABLE WILL NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL STATEMENTS (OR THE FINANCIAL HIGHLIGHTS IN THIS PROSPECTUS) BECAUSE THE FINANCIAL STATEMENTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, NOT THE INDIRECT COSTS OF INVESTING IN ACQUIRED FUNDS.
(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INVESTOR CLASS SHARES FROM EXCEEDING 1.40% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                       1 YEAR          3 YEARS         5 YEARS          10 YEARS
Turner Emerging Growth Fund - Investor Class             $143          $473             $826              $1,823

TURNER LARGE CAP GROWTH FUND

FUND SUMMARY

TICKER SYMBOL - TSGEX
--------------------------------------------------------------------------------
CUSIP -- 87252R839
--------------------------------------------------------------------------------
FUND NUMBER--1245
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE-- SEEKS LONG-TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- VERY LARGE CAPITALIZATION U.S. COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- MEDIUM TO HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY VERY LARGE CAPITALIZATION U.S. COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Large Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Top 200 Growth Index (the "Growth Index"), the Fund's current benchmark. The Fund may also purchase securities of smaller companies that offer growth potential. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors and will attempt to maintain sector concentrations that approximate those of the Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, it may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility.

In addition, because it focuses only on U.S. growth companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

The Fund may participate in initial public offerings ("IPOs"). Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares (formerly Class I Shares) from year to year since the Fund's inception(1).


                                    [BAR CHART]

                                    2001         (23.49)%
                                    2002         (31.61)%

                                    2003           35.34%
                                    2004            5.45%
                                    2005            4.60%

                                    2006            5.19%


(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 14, 2000.

                            BEST QUARTER                   WORST QUARTER
                               16.80%                        (22.64)%
                             (06/30/03) (03/31/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell Top 200 Growth Index and the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                    SINCE INCEPTION
                                                                     1 YEAR           5 YEARS          (06/14/00)
Turner Large Cap Growth Fund - Institutional Class Shares
     Before taxes on distributions                                   5.19%            1.43%             (7.89)%
     After taxes on distributions                                    5.08%            1.40%             (7.91)%
     After taxes on distributions and sale of shares                 3.37%            1.21%             (6.46)%
Russell Top 200 Growth Index(1)                                      8.56%            1.11%          (7.13)%(3)
Russell 1000 Growth Index(2)                                         9.07%            2.69%          (5.84)%(3)

(1)  THE RUSSELL TOP 200 GROWTH INDEX IS A WIDELY-RECOGNIZED,
     CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 200 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(2) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

(3)  THE CALCULATION DATE FOR THE INDICES IS JUNE 30, 2000.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                             INSTITUTIONAL CLASS
   Investment Advisory Fees                                         0.60%
   Distribution (12b-1) Fees                                         None
   Total Other Expenses                                             0.56%
                                                                    -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                             1.16%
            Fee Waivers and Expense Reimbursements                (0.47)%(1)
                                                                  -------
   NET TOTAL OPERATING EXPENSES                                     0.69%

(1) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INSTITUTIONAL CLASS SHARES FROM EXCEEDING 0.69% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:



                                                                   1 YEAR       3 YEARS      5 YEARS      10 YEARS
Turner Large Cap Growth Fund - Institutional Class                   $70         $322         $593         $1,367

TURNER MIDCAP GROWTH FUND

FUND SUMMARY

TICKER SYMBOL -- TMGFX - INVESTOR CLASS (FORMERLY CLASS I)
--------------------------------------------------------------------------------
TICKER SYMBOL -- TMIIX - RETIREMENT CLASS (FORMERLY CLASS II)
--------------------------------------------------------------------------------
CUSIP -- 900297409 - INVESTOR CLASS / 900297706 - RETIREMENT CLASS
--------------------------------------------------------------------------------
FUND NUMBER -- 899 - INVESTOR CLASS / 1253 - RETIREMENT CLASS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. MIDCAP COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY - HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY MEDIUM CAPITALIZATION U.S. COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF GROWTH-ORIENTED EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Midcap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index ("Midcap Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Midcap Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily-weighted securities in the Midcap Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.



The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that medium capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund has participated in the past, and may participate in the future, in IPOs. Some successful IPOs have had in the past, and may in the future have, a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

The performance of Investor Class and Retirement Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Investor Class Shares from year to year since the Fund's inception.(1)


                                       [BAR CHART]

                                    1997         40.56%
                                    1998         26.52%
                                    1999        125.45%
                                    2000         (8.00)%
                                    2001        (28.38)%
                                    2002        (32.86)%
                                    2003         49.56%
                                    2004         11.05%
                                    2005         12.03%

                                    2006          6.72%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S INVESTOR CLASS SHARES COMMENCED OPERATIONS ON OCTOBER 1, 1996.


                  BEST QUARTER                         WORST QUARTER
                      54.63%                              (32.32)%
                    (12/31/99)                           (09/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell Midcap Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Investor Class Shares only and will vary for Retirement Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                             SINCE
                                                             1 YEAR            5 YEARS        10 YEARS     INCEPTION
  Turner Midcap Growth Fund - Investor Class Shares
  Before taxes on distributions                               6.72%             5.92%          13.42%        13.44%(1)
  After taxes on distributions                                6.72%             5.92%          12.51%        12.50%(1)

  After taxes on distributions and sale of shares             4.37%             5.11%          11.51%        11.51%(1)

  Turner Midcap Growth Fund - Retirement Class Shares
                                                              6.19%             5.41%          13.14%(2)     13.15%(2)
  Russell Midcap Growth Index(3)                             10.66%             8.22%           8.62%         8.90%(4)

(1)  THE INCEPTION DATE FOR INVESTOR CLASS SHARES IS OCTOBER 1, 1996.

(2) THE INCEPTION DATE FOR RETIREMENT CLASS SHARES IS SEPTEMBER 24, 2001. PERIODS PRIOR TO SEPTEMBER 24, 2001 REPRESENT THE PERFORMANCE OF INVESTOR CLASS SHARES, ADJUSTED FOR THE DIFFERENCES IN FEES BETWEEN THE CLASSES (SEE "FUND FEES AND EXPENSES").

(3) THE RUSSELL MIDCAP GROWTH INDEX IS A CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1,000 LARGEST COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.

(4)  THE CALCULATION DATE FOR THE INDEX IS OCTOBER 31, 1996.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                 INVESTOR CLASS            RETIREMENT CLASS
Investment Advisory Fees                                             0.75%                      0.75%
Distribution (12b-1) Fees                                             None                      0.25%
Total Other Expenses                                                 0.53%                      0.53%
                                                                     ----                       ----
    Shareholder Servicing Fee                               0.25%(1)                  0.25%(1)
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.28%                      1.53%
         Fee Waivers and Expense Reimbursements                     (0.10)%(2)               (0.10)%(2)
                                                                     -----                   ------
NET TOTAL OPERATING EXPENSES                                          1.18%                       1.43%
EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

1 THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

2 TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INVESTOR CLASS AND RETIREMENT CLASS SHARES FROM EXCEEDING 1.18% AND 1.43%, RESPECTIVELY, THROUGH JANUARY 31, 2008. Turner MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
Turner Midcap Growth Fund - Investor Class                 $120          $396         $693           $1,536
Turner Midcap Growth Fund - Retirement Class               $146          $474         $825           $1,815

TURNER NEW ENTERPRISE FUND

FUND SUMMARY

TICKER SYMBOL - TBTBX
--------------------------------------------------------------------------------
CUSIP -- 87252R797
--------------------------------------------------------------------------------
FUND NUMBER - 1240
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS-- COMPANIES THAT HAVE POTENTIAL FOR EARNINGS GROWTH
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- VERY HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL ACROSS A VARIETY OF INDUSTRIES AND SECTORS WHERE NEW PRODUCTS AND SERVICES ARE BEING DEVELOPED AND MARKETED
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner New Enterprise Fund invests primarily (at least 80% of its net assets) in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Turner strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Although it may invest in companies of any size, the Fund generally invests in stocks of medium to large-capitalization companies and will generally purchase securities of companies with market capitalizations of at least $1 billion. The Fund will not invest more than 50% of its assets in any one sector of the economy (for example, technology or industrial), and will not invest more than 25% in any one industry or group of industries. The Fund may invest up to 25% of its assets in cash or cash equivalent securities when it believes that appropriate buying opportunities are not available.

In selecting securities for the Fund, Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund may participate in IPOs. Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Investor Class Shares (formerly Class I Shares) since the Fund's inception.(1)

                                        [BAR CHART]

                                    2001         (38.42)%
                                    2002         (47.15)%
                                    2003          92.69%
                                    2004          11.58%
                                    2005          11.27%
                                    2006          9.32%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON JUNE 30, 2000.

                       BEST QUARTER                      WORST QUARTER
                          49.54%                           (47.02)%
                        (12/31/01)                        (09/30/01)

This table compares the Fund's Investor Class Shares' average annual total returns for the periods ended December 31, 2006 to those of the NASDAQ Composite Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                   SINCE INCEPTION
                                                            1 YEAR              5 YEARS              (06/30/00)
Turner New Enterprise Fund - Investor Class Shares
   Before taxes on distributions                             9.32%               6.69%                 (5.76)%
   After taxes on distributions                              9.32%               6.69%                 (5.76)%
   After taxes on distributions and sale of shares
                                                             6.06%               5.79%                 (4.77)%
NASDAQ Composite Index(1)                                   10.38%               4.98%                 (6.87)%

(1) THE NASDAQ COMPOSITE INDEX INCLUDES THE MORE THAN 5,000 DOMESTIC AND NON-U.S. BASED COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. THE INDEX IS MARKET-VALUE WEIGHTED. THIS MEANS THAT EACH COMPANY'S SECURITY AFFECTS THE INDEX IN PROPORTION TO ITS MARKET VALUE. THE MARKET VALUE, THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING, IS CALCULATED THROUGHOUT THE TRADING DAY, AND IS RELATED TO THE TOTAL VALUE OF THE INDEX. BECAUSE IT IS SO BROAD-BASED, THE INDEX IS ONE OF THE MOST WIDELY FOLLOWED AND QUOTED MAJOR MARKET INDICES.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                 INVESTOR CLASS
Redemption Fee                                                      2.00%(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                 INVESTOR CLASS
Investment Advisory Fees                                            1.36%(2)
Distribution (12b-1) Fees                                             None
Total Other Expenses                                                 0.80%
                                                                     ----
    Shareholder Servicing Fee                               0.25%(3)
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.16%

Other Fee Waivers and Expense Reimbursements                        (0.55)%(4)
                                                                    ------
NET TOTAL OPERATING EXPENSES                                         1.61%
EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.
(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF INVESTOR CLASS SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.
(2) THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE S&P 500 INDEX AND MAY RANGE FROM 0.70% TO 1.50%, DEPENDING ON THE FUND'S PERFORMANCE.
(3) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.
(4) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "TOTAL OTHER EXPENSES" FROM EXCEEDING 0.25% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                     1 YEAR            3 YEARS          5 YEARS           10 YEARS
Turner New Enterprise Fund - Investor Class          $164              $623             $1,109            $2,450

TURNER SMALL CAP GROWTH FUND (CLOSED TO NEW INVESTORS)

FUND SUMMARY

TICKER SYMBOL - TSCEX
--------------------------------------------------------------------------------
CUSIP - 900297300
--------------------------------------------------------------------------------
FUND NUMBER - 897
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE -- SEEKS CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. SMALL CAP COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY - HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY SMALL CAPITALIZATION COMPANIES WITH STRONG EARNINGS GROWTH POTENTIAL
--------------------------------------------------------------------------------
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF GROWTH-ORIENTED EQUITY INVESTING WITH A FOCUS ON SMALL CAPITALIZATION COMPANIES
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Small Cap Growth Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that Turner believes have strong earnings growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index ("2000 Growth Index"). These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

The Fund invests in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the 2000 Growth Index. Portfolio exposure is generally limited to 5% of assets in any single issuer subject to exceptions for the most heavily weighted securities in the 2000 Growth Index.

Turner pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock becomes a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stock prices may be more volatile than those of larger companies.

The Fund is subject to the risk that small capitalization growth stocks may underperform other segments of the equity market, or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund has participated in the past, and may participate in the future, in IPOs. Some successful IPOs have had in the past, and may in the future have, a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investor Class Shares (formerly Class I Shares) from year to year for the past ten years.(1)

                                      [BAR CHART]

                                    1997     14.75%
                                    1998      8.53%
                                    1999     85.04%
                                    2000    (14.38)%
                                    2001    (18.84)%
                                    2002    (33.03)%
                                    2003     59.38%
                                    2004     11.90%

                                    2005      5.84%
                                    2006     13.36%

(1) THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON FEBRUARY 7, 1994.

                   BEST QUARTER                         WORST QUARTER
                      44.57%                               (28.67)%
                    (12/31/99)                           (09/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 2000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                1 YEAR             5 YEARS             10 YEARS
Turner Small Cap Growth Fund - Investor Class Shares
   Before taxes on distributions                                13.36%              7.46%                8.66%
   After taxes on distributions                                 13.36%              7.46%                6.82%
   After taxes on distributions
     and sale of shares                                          8.69%              6.47%                6.54%
Russell 2000 Growth Index(1)                                    13.35%              6.93%                4.88%

(1)  THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED,
     CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 2,000 SMALLEST U.S. COMPANIES OUT OF THE 3,000 LARGEST U.S. COMPANIES WITH HIGHER GROWTH RATES AND PRICE-TO-BOOK RATIOS.



WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                                 INVESTOR CLASS
Investment Advisory Fees                                             1.00%
Distribution (12b-1) Fees                                             None
Total Other Expenses                                                0.55%(1)
                                                                    -----
    Shareholder Servicing Fee                               0.25%(2)
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.55%
         Fee Waivers and Expense Reimbursements                     (0.30)%(3)
                                                                    ------

NET TOTAL OPERATING EXPENSES 1.25%
EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

(1) INCLUDES THE EXPENSES OF ACQUIRED FUNDS IN WHICH THE FUND INVESTS (E.G., INVESTMENT OF CASH COLLATERAL RECEIVED IN CONNECTION WITH SECURITIES LENDING ACTIVITIES IN THE BOSTON GLOBAL INVESTMENT TRUST - ENHANCED PORTFOLIO, A POOLED INVESTMENT FUND. ). THE OPERATING EXPENSES IN THIS FEE TABLE WILL NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL STATEMENTS (OR THE FINANCIAL HIGHLIGHTS IN THIS PROSPECTUS) BECAUSE THE FINANCIAL STATEMENTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, NOT THE INDIRECT COSTS OF INVESTING IN ACQUIRED FUNDS.

(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(3) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INVESTOR CLASS SHARES FROM EXCEEDING 1.25% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                              1 YEAR      3 YEARS       5 YEARS      10 YEARS
Turner Small Cap Growth Fund - Investor Class                  $127        $460           $816          $1,820

TURNER SMALL CAP EQUITY FUND (CLOSED TO NEW INVESTORS)

FUND SUMMARY

TICKER SYMBOL - TSEIX
CUSIP -- 87252R714
FUND NUMBER - 1312
INVESTMENT OBJECTIVE -- SEEKS LONG-TERM CAPITAL GROWTH
INVESTMENT FOCUS-- COMMON STOCKS OF SMALL CAPITALIZATION COMPANIES
SHARE PRICE VOLATILITY -- MEDIUM/HIGH
PRINCIPAL INVESTMENT STRATEGY -- ATTEMPTS TO IDENTIFY SMALL COMPANIES THAT HAVE THE POTENTIAL FOR LONG-TERM GROWTH
INVESTOR PROFILE -- INVESTORS SEEKING LONG-TERM TOTAL RETURN WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF SMALL CAP EQUITY INVESTING

PRINCIPAL STRATEGY
The Turner Small Cap Equity Fund invests primarily (at least 80% of its net assets) in equity securities of small capitalization companies that the adviser, TIM, believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

The Fund may participate in IPOs. Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs, or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax consequences. The Fund's portfolio turnover rates are described in the Financial Highlights.

PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Investor Class Shares (formerly Class II Shares) from year to year since the Fund's inception.(1)

                                      [BAR CHART]

                                    2003       49.47%
                                    2004       15.11%
                                    2005        5.77%
                                    2006       11.74%

(1) THE ABOVE INFORMATION IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON MARCH 4, 2002.


                           BEST QUARTER                     WORST QUARTER
                               18.81%                           (5.76)%
                             (06/30/03)                       (06/30/06)

This table compares the Fund's average annual total returns for the periods ended December 31, 2006 to those of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                 SINCE INCEPTION
                                               1 YEAR               (03/04/02)
Turner Small Cap Equity Fund -
    Investor Class Shares
    Before taxes on distributions              11.74%                 15.24%
    After taxes on distributions               10.50%                 14.32%
    After taxes on distributions
       and sale of shares                      9.22%                  12.99%
Russell 2000 Index(1)                          18.37%                 11.10%(2)

(1) THE RUSSELL 2000 INDEX IS A WIDELY-RECOGNIZED, MARKET VALUE-WEIGHTED (HIGHER MARKET VALUE STOCKS HAVE MORE INFLUENCE THAN LOWER MARKET VALUE STOCKS) INDEX OF 2000 STOCKS THAT REFLECTS THE PERFORMANCE OF THE SMALLEST 2,000 COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS DESIGNED TO DEPICT THE OVERALL EQUITY MARKET'S PERFORMANCE.

(2)  THE CALCULATION DATE FOR THE INDEX IS MARCH 31, 2002.

WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  INVESTOR CLASS
Redemption Fee                                                       2.00%(1)
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  INVESTOR CLASS
Investment Advisory Fees                                             0.95%
Distribution (12b-1) Fees                                            None
Total Other Expenses                                                0.84%
         Shareholder Servicing Fee                                  0.25%(2)
                                                                    -----
Acquired Fund Fees and Expenses                                     0.02%(3)
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.81%
         Fee Waivers and Expense Reimbursements                   (0.36)%(4)
                                                                  -------
NET TOTAL OPERATING EXPENSES                                       1.45%
EXPENSE INFORMATION IN THE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.

(1) APPLIES ONLY TO REDEMPTIONS WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF INVESTOR CLASS SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.

(2) THE SHAREHOLDER SERVICING FEE IS INCLUDED AS PART OF THE FUND'S "TOTAL OTHER EXPENSES" AND IS PRESENTED HERE FOR INFORMATION PURPOSES ONLY.

(3) INCLUDES THE EXPENSES OF ACQUIRED FUNDS IN WHICH THE FUND INVESTS (E.G., INVESTMENT OF CASH COLLATERAL RECEIVED IN CONNECTION WITH SECURITIES LENDING ACTIVITIES IN THE BOSTON GLOBAL INVESTMENT TRUST - ENHANCED PORTFOLIO, A POOLED INVESTMENT FUND. ). THE OPERATING EXPENSES IN THIS FEE TABLE WILL NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL STATEMENTS (OR THE FINANCIAL HIGHLIGHTS IN THIS PROSPECTUS) BECAUSE THE FINANCIAL STATEMENTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, NOT THE INDIRECT COSTS OF INVESTING IN ACQUIRED FUNDS.

(4) TIM HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" OF THE INVESTOR CLASS SHARES FROM EXCEEDING 1.45% THROUGH JANUARY 31, 2008. TIM MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR       3 YEARS           5 YEARS        10 YEARS
Turner Small Cap Equity Fund - Investor Class          $148          $534             $946           $2,097

TURNER LARGE CAP VALUE FUND

FUND SUMMARY

TICKER SYMBOL - TLVFX
--------------------------------------------------------------------------------
CUSIP - 900297821
--------------------------------------------------------------------------------
FUND NUMBER-- 1307
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE-- SEEKS LONG-TERM CAPITAL APPRECIATION
--------------------------------------------------------------------------------
INVESTMENT FOCUS--LARGE CAPITALIZATION U.S. COMMON STOCKS
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY - MEDIUM TO HIGH
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY - ATTEMPTS TO IDENTIFY ATTRACTIVE LARGE CAP VALUE SECURITIES BASED ON SUCH VALUE CHARACTERISTICS AS PRICE TO BOOK VALUE RATIOS AND OTHER FACTORS
--------------------------------------------------------------------------------
INVESTOR PROFILE - INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL WHO CAN WITHSTAND THE SHARE PRICE VOLATILITY OF EQUITY INVESTING
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY
The Turner Large Cap Value Fund invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with large market capitalizations that Turner believes, based on its quantitative model, are undervalued relative to the market or to their historic valuation. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations of $3 billion or more at the time of purchase.

The Fund's strategy is based on Turner's proprietary quantitative model, which seeks to identify attractive large cap value securities based on such value characteristics as price to cash flow, price to earnings and price to book value ratios, among other factors. The securities may be traded over the counter or listed on an exchange. The Fund will seek to maintain sector weightings that approximate those of the Russell 1000 Value Index (the "Value Index").

PRINCIPAL RISKS
Since it purchases equity securities, including common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes, based on its quantitative model are undervalued relative to the market or to their historic valuation. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Despite being "diversified" within the meaning of the Investment Company Act of 1940, because it focuses only on U.S. value companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus. By investing in different sectors, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when the sector is out of favor, the other sectors will offer a counterbalancing influence.

The Fund may participate in initial public offerings ("IPOs"). Some successful IPOs may have a significant impact on the Fund's performance, especially if the Fund has lower asset levels. There is no guarantee that there will be successful IPOs or that the Fund will have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance tends to decrease.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Institutional Class Shares (formerly Class I Shares) since the Fund's inception.(1)

                                       [BAR CHART]

                                    2006         17.32%

(1) THE PERFORMANCE SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND COMMENCED OPERATIONS ON OCTOBER 10, 2005.


                            BEST QUARTER                      WORST QUARTER
                               6.45%                             (0.27)%
                             (12/31/06)                         (6/30/06)

This table compares the Fund's Institutional Class Shares' average annual total returns for the periods ended December 31, 2006 to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                 SINCE INCEPTION
                                                         1 YEAR    (10/10/05)
Turner Large Cap Value Fund - Institutional Class
Shares
   Before taxes on distributions                         17.32%      17.91%
   After taxes on distributions                          16.08%      16.79%
   After taxes on distributions and sale of shares       11.27%      14.64%
Russell 1000 Value Index(1)                              22.25%      22.75%(2)

(1) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

(2)  THE CALCULATION DATE FOR THE INDEX IS OCTOBER 31, 2005.


WHAT IS AN INDEX?
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             INSTITUTIONAL CLASS
Redemption Fee                                                     2.00%(1)

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                             INSTITUTIONAL CLASS
Investment Advisory Fees                                           0.60%
Distribution (12b-1) Fees                                          None
Total Other Expenses                                               7.11%
                                                                -----------
TOTAL ANNUAL FUND OPERATING EXPENSES                               7.71%
Fee Waivers and Expense Reimbursements                            (7.02)%(2)
                                                                -----------
NET TOTAL OPERATING EXPENSES                                       0.69%

(1) APPLIES ONLY TO REDEMPTIONS (INCLUDING EXCHANGES) WITHIN 90 DAYS OF PURCHASE. AT THIS TIME, PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND WILL NOT BE SUBJECT TO THE REDEMPTION FEE DESCRIBED ABOVE. THE FUND WILL NOTIFY ALL EXISTING SHAREHOLDERS IF AND WHEN IT DECIDES TO IMPLEMENT THE FEE.
(2) TURNER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND REIMBURSE FUND EXPENSES TO KEEP THE FUND'S "NET TOTAL OPERATING EXPENSES" FROM EXCEEDING 0.69% THROUGH JANUARY 31, 2008. TURNER MAY DISCONTINUE THIS ARRANGEMENT AT ANY TIME AFTER JANUARY 31, 2008.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                   1 YEAR       3 YEARS     5 YEARS     10 YEARS
Turner Large Cap Value Fund - Institutional Class                    $70        $1,636       $3,117      $6,484


INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are further described in our Statement of Additional Information ("SAI").

The investments and strategies described throughout this Prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if Turner or TIM believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.

A complete schedule of each Fund's portfolio holdings, current as of month-end, will be available on the Funds' website at www.turnerinvestments.com within 15 business days after the end of each calendar month. This information will remain available on the website at least until updated for the next month or until the Funds file with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

INVESTMENT ADVISERS
Turner, an SEC-registered adviser, serves as the Adviser to all Funds except the Small Cap Equity Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. Turner and the Funds' Chief Compliance Officer also ensure compliance with the Funds' investment policies and guidelines.

As of December 31, 2006, Turner and its subsidiaries had over $22 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) at an annualized rate for the fiscal year ended September 30, 2006, based on the average daily net assets of each Fund, of:

         Turner Concentrated Growth Fund..................................1.14%
         Turner Core Growth Fund..........................................0.15%
         Turner Emerging Growth Fund......................................0.96%
         Turner Large Cap Growth Fund.....................................0.19%
         Turner Midcap Growth Fund........................................0.75%
         Turner New Enterprise Fund.......................................0.91%
         Turner Small Cap Growth Fund.....................................0.83%

Turner Large Cap Value Fund commenced operations on October 10, 1005. Pursuant to its investment advisory agreement, Turner is entitled to receive investment advisory fees at an annualized rate, based on the average daily net assets of the Fund, of 0.60%.


Fees for the Concentrated Growth and New Enterprise Funds may be higher or lower, however, depending on a Fund's performance relative to its benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. Advisory fees for the Concentrated Growth and New Enterprise Funds may range from a lowest possible fee of 0.70% to a highest possible fee of 1.50%. The Funds' SAI contains additional information about possible performance-based adjustments to Turner's fees.

For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a specific index is expressed as a percentage of the starting level of that index at the beginning of the period, as modified by the change in the level of the index during the period and by the value computed consistently with the index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the index.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) Turner has represented to the Board that if it decides to discontinue this arrangement, Turner will do so only after notifying the Board of its decision and updating this Prospectus at least 90 days before implementing any new expense structure.

TIM, an SEC-registered adviser, serves as the Adviser to the Small Cap Equity Fund. TIM has its offices in Hartford, CT and is an affiliate of Turner. TIM makes investment decisions for its Fund and continuously reviews, supervises and administers its investment program. TIM also ensures compliance with its Fund investment policies and guidelines.

For its services, TIM received investment advisory fees (after waivers and reimbursements) at an annualized rate for the fiscal year ended September 30, 2006, based on the average daily net assets of each Fund, as follows:

                  Turner Small Cap Equity Fund                    0.70%


A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Funds is available in the Funds' semi-annual report for the period ended March 31, 2006.

Turner also serves as Administrator to all Funds, for which it receives an annual administration fee of 0.15% of the Funds' aggregate average daily net assets up to $2 billion and 0.12% of such assets in excess of $2 billion. Under a separate sub-administration agreement between Turner and SEI Global Mutual Funds Services ("SEI"), SEI provides subadministrative services to the Funds.

On March 22, 2002, the Securities and Exchange Commission granted an exemptive order to the Funds and Turner that permits Turner to use a "manager of managers" approach in providing investment advisory services to its Funds. Pursuant to the terms of the order, Turner, subject to the supervision and approval of the Funds' Board of Trustees, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, Turner would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits Turner and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser.

Turner is not currently using a multi-manager approach to managing the Funds. It may employ such an approach when one of several situations arises. For example, if Turner determines that it does not have the expertise in an investment style or sector that it thinks a Fund should track, it may select a sub-adviser that can fulfill this task. Also, if Turner or one of the Funds' sub-advisers reaches "capacity" on assets managed within a Fund, Turner may select another sub-adviser if the Fund needs to add capacity. Therefore, even where Turner does implement the "manager of managers" approach, all of the Funds might not rely on the approach at any given time.

When and if Turner determines to use the multi-manager approach, it will provide detailed information about the sub-adviser to the Board and make recommendations regarding the appropriate allocation of assets to each sub-adviser. The sub-adviser, in turn, will make investment decisions for the assets allocated to it and continuously review, supervise and administer the Fund's investment programs. It is expected that the "manager of managers" approach, when used from time to time by Turner and the Funds, will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and Turner; and (iii) relieve shareholders of the very responsibility that they are paying Turner to assume, that is, the selection, termination and replacement of sub-advisers. Shareholder approval will be obtained before the "manager of managers" structure is used for any particular Fund.

As investment adviser to the Funds, Turner has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of its Funds.

PORTFOLIO MANAGERS

The Concentrated Growth Fund is managed by a team led by Robert Turner with co-managers Chris McHugh and Bill McVail. The Core Growth Fund is managed by a team led by Robert Turner with co-managers Robb Parlanti and Mark Turner. The Emerging Growth Fund is managed by a team led by Frank Sustersic with co-managers Bill McVail and Heather McMeekin. The Large Cap Growth Fund is managed by a team led by Robert Turner with co-managers Mark Turner and Robb Parlanti. The Midcap Growth Fund is managed by a team led by Chris McHugh with co-managers Tara Hedlund and Jason Schrotberger. The New Enterprise Fund is managed by a team led by Chris McHugh, with co-managers Jason Schrotberger and Tara Hedlund. The Small Cap Growth Fund is managed by a team led by Bill McVail with co-managers Chris McHugh, Frank Sustersic and Jason Schrotberger. The Small Cap Equity Fund is managed by Thomas DiBella and Kenneth Gainey. The Large Cap Value Fund is managed by David Kovacs.

Robert E. Turner, CFA, Chairman and Chief Investment Officer, founded Turner in 1990. Mr. Turner is the lead manager of the Core Growth, Large Cap Growth and Concentrated Growth Funds. Prior to his current position, he was Senior Investment Manager with Meridian Investment Company. He has 27 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. Turner is co-manager of the Large Cap Growth and Core Growth Funds. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 26 years of investment experience.

Thomas DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIM in March 2002 as one of its founding members. Mr. DiBella is co-manager of the Small Cap Equity Fund. Prior to 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 25 years of investment experience.

Kenneth Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIM in March, 2002 as one of its founding members. Mr. Gainey is co-manager of the Small Cap Equity Fund. Prior to 2002, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./Aetna Financial Services. He has 18 years of investment experience.

Tara R. Hedlund, CPA, Security Analyst, joined Turner in April 2000. Ms. Hedlund is co-manager of the MidCap Growth and New Enterprise Funds. Previously, she was an Audit Engagement Senior with Arthur Andersen LLP from 1997 to 2000. She has 14 years of investment experience.

David Kovacs, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Kovacs is the manager of the Large Cap Value Fund. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Liberty Ridge Capital (formerly, Pilgrim Baxter & Associates). He has 17 years of investment experience.

Christopher K. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990. Mr. McHugh is lead manager of the Midcap Growth and New Enterprise Funds and is co-manager of the Small Cap Growth and Concentrated Growth Funds. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 22 years of investment experience.

Heather F. McMeekin, Security Analyst - Healthcare Sector, joined Turner in March 2001. Ms. McMeekin is co-manager of the Emerging Growth Fund. From February 1998 until February 2001, she was an Associate Equity Research Analyst with UBS Warburg LLC. Previously, Ms. McMeekin was a Sales & Investment Associate with Donaldson, Lufkin & Jenrette from 1995 to 1998. She has 13 years of investment experience.

Bill McVail, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. McVail is lead manager of the Small Cap Growth Fund and co-manager of the Concentrated Growth Fund and the Emerging Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 21 years of investment experience.

Robb J. Parlanti, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1993. Mr. Parlanti is a co-manager of the Large Cap Growth Fund and Core Growth Fund. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 20 years of investment experience.

Jason D. Schrotberger, CFA, Portfolio Manager/Security Analyst - Consumer Sector, joined Turner in February 2001. Mr. Schrotberger is co-manager of the MidCap Growth Fund, Small Cap Growth Fund and New Enterprise Fund. From 1998 to 2001, he was an Investment Analyst with Black Rock Financial Management. Previously, he was an Equity Analyst with PNC Asset Management from 1997 until 1998. He has 15 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined Turner in 1994. Mr. Sustersic is lead manager of the Emerging Growth Fund and co-manager of the Small Cap Growth Fund. Prior to 1994, he was an Investment Officer and Fund Manager with First Fidelity Bank Corporation. He has 19 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

NO SALES CHARGES

There are no sales charges when you purchase Institutional Class, Investor Class or Retirement Class Shares of the Turner Funds.

HOW TO BUY SHARES (See chart on page __ for details)

o    By phone, mail, wire or online at www.turnerinvestments.com;
o    Through the Systematic Investment Plan; and
o    Through exchanges from another Turner Fund.

MINIMUM INITIAL INVESTMENTS

o In general, each Fund's minimum initial investment is $250,000 for Institutional Class Shares ($25,000 for the Large Cap Value Fund) and $2,500 for Investor Class and Retirement Class Shares;
o The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares ($10,000 for the Large Cap Value
     Fund) and $1,000 for Investor Class and Retirement Class Shares; and
o The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares ($10,000 for the Large Cap Value
     Fund) and $2,000 for Investor Class and Retirement Class Shares.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS

o $5,000 for Institutional Class Shares ($1,000 for the Large Cap Value Fund) and $50 for Investor Class and Retirement Class Shares by phone, mail, wire or online; and
o    $25,000 for Institutional Class Shares ($5,000 for the Large Cap Value
     Fund) and $25 for Investor Class and Retirement Class Shares through the Systematic Investment Plan.

We reserve the right to waive the minimum subsequent investment requirement. We may waive this minimum for persons investing in the Funds through a "wrap" or managed account program, or through an employer-sponsored retirement plan. Investors purchasing shares of a Fund through a wrap or managed account program may incur expenses in addition to those charged by the Fund. Investors should consult their program sponsor concerning such additional expenses.

SYSTEMATIC INVESTING

o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the applicable minimum investment. Please contact us for information regarding participating banks.
o You will need a minimum investment of $100 for Investor Class Shares and Retirement Class Shares and $100,000 for Institutional Class Shares ($100 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $10,000 for the Large Cap Value Fund) to open your account and scheduled investments of at least $25 for Investor Class Shares and Retirement Class Shares and $25,000 for Institutional Class Shares ($25 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $5,000 for the Large Cap Value Fund).
o If you stop your scheduled investments before reaching applicable minimum investment, we reserve the right to close your account. We will provide 60 days' written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 for Investor Class Shares and Retirement Class Shares and $250,000 for Institutional Class Shares ($10,000 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $25,000 for the Large Cap Value Fund) in your account, you may use the

Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 for Investor Class Shares and Retirement Class Shares and $25,000 for Institutional Class Shares ($50 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $5,000 for the Large Cap Value Fund) from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE

o In general, you must maintain a minimum account balance of $1,000 for Investor Class Shares and Retirement Class Shares and $250,000 for Institutional Class Shares ($1,000 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $25,000 for the Large Cap Value Fund). If your account drops below $1,000 for Investor Class Shares and Retirement Class Shares and $250,000 for Institutional Class Shares ($1,000 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $25,000 for the Large Cap Value
     Fund) due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


CHOOSING INSTITUTIONAL CLASS, INVESTOR CLASS AND RETIREMENT CLASS SHARES
o Institutional Class, Investor Class and Retirement Class Shares have different expenses and other characteristics. Institutional Class Shares have lower annual expenses while Investor Class Shares have higher annual expenses. Retirement Class Shares have higher expenses than Institutional Class and Investor Class Shares. The performance of each of these share classes will differ due to differences in expenses.
o Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.
o Investor Class Shares are for investments made through financial institutions or intermediaries.
o Retirement Class Shares are for certain institutional investors investing for their own or their customers' accounts, which may include 401(k) and other retirement plans.


WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

o You may purchase, sell or exchange shares on any day that the New York Stock Exchange ("NYSE") is open for business. We define this as a "Business Day."
o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M.
o In order to receive the current Business Day's net asset value (NAV) all trades must be received by DST Systems, Inc., the Funds' transfer agent, or a designated financial intermediary by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED
o The price per share (also referred to as the offering price) will be the NAV determined after the Funds' Transfer Agent or a designated financial intermediary receive your purchase order.

o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days on which the NYSE is closed for trading.
o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices for a security are unavailable or the Funds believe that they are unreliable, the Funds' Fair Value Pricing Committee may determine, in good faith using methods approved by the Board of Trustees, the fair value of such security. A significant event may cause the market price for a security held by a Fund to become unavailable or unreliable. Such events include, but are not limited to: market disruptions or closings; governmental actions; corporate actions, such as reorganizations, mergers or buy-outs; corporate announcements on earnings; significant litigation; and regulatory developments. While the use of fair valuations may reduce stale pricing arbitrage opportunities, it involves the risk that the values used by the Funds to price their investments may be different from those used by other mutual funds to price the same investments.

EXCHANGING SHARES

o Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another Fund and Investor Class Shares of a Fund may be exchanged for Investor Class Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

o When you exchange shares, you are selling your shares and buying other Fund shares, which is a taxable event. Your sale price and purchase price will be based on the NAV next calculated after the Funds' Transfer Agent or a designated financial intermediary receives your exchange request.

PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS
You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly with us. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your order and transmit it to the Funds' Transfer Agent so that your order may be completed.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES
o The Funds' Transfer Agent will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport, and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Funds and their Transfer Agent reserve the right to not open or to close your account or to take such other steps as we deem reasonable. Purchases may only be made in U.S. dollars drawn on U.S. banks. Cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks) will not be accepted. The Funds may reject or cancel any purchase orders, including exchanges, for any reason.
o The Funds will normally send your sale proceeds to you within three Business Days after the Transfer Agent receives your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).
o As described more fully in the SAI, the Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons as permitted by the SEC.
o Excessive, short-term trading in Fund shares and other abusive trading practices ("abusive trading") may disrupt portfolio management strategies, harm Fund performance, dilute the value of Fund shares and increase brokerage and administrative costs. The Board of Trustees has adopted policies in order to discourage abusive trading in the Funds. The policies, which apply to all accounts investing in the Funds, prohibit the Funds' service providers from knowingly: (i) opening accounts for the purpose of market timing the Funds; (ii) entering client trades for the purpose of market timing; (iii) processing exchanges or switches for the purpose of market timing; (iv) and assisting a shareholder in commingling multiple clients' funds in an omnibus account for the purpose of market timing. The policies also require the Funds' Advisers to maintain policies and procedures designed to detect and deter abusive trading. While these policies and procedures seek to discourage abusive trading in the Funds, neither the Funds nor the Advisers can guarantee that such policies and procedures will be successful in doing so.
o The Funds reserve the right to reject any purchase order (including an exchange order) from any shareholder that the Funds, in their sole discretion, believe has a history of engaging in abusive trading or whose trading activity, in the Funds' judgment, has been or may be disruptive to the Funds. In making this determination, the Funds may consider trading done in multiple accounts under common ownership or control.
o Shareholders are currently permitted to make up to 4 "roundtrip" transactions between Funds in any calendar year. A roundtrip transaction is a redemption or exchange of shares of a Fund followed by a purchase back into that same Fund. If a shareholder exceeds 4 roundtrip transactions per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases. We may change or cancel our exchange policy at any time upon 60 days' notice.

HOW TO OPEN AN ACCOUNT

BY TELEPHONE
Call 1-800-224-6312 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Funds' representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Turner Fund. The registration on the accounts must be identical.

BY INTERNET
You can only open an account online if you already have an existing Turner Funds account. The registration on the account must be identical.

BY MAIL
Send the completed application that accompanies this Prospectus and a check payable to the Turner Funds to:

         The Turner Funds
         c/o DST Systems Inc.
         P.O. Box 219805
         Kansas City, MO 64121-9805

By express or overnight mail to:

         The Turner Funds
         c/o DST Systems Inc.
         430 W. 7th Street
         Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds' Transfer Agent will not accept third party checks, credit card checks, checks issued by internet banks or cash.

BY WIRE
Please contact a Turner Funds' representative at 1-800-224-6312 (Option 3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #10-10-00695
         Account # 98-7060-116-8
         Further credit: [include name of Fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan $100 for Investor Class Shares and Retirement Class Shares and $100,000 for Institutional Class Shares ($100 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $10,000 for the Large Cap Value Fund). You must elect this option on your account application. Please call a Turner Funds representative at 1-800-224-6312 for assistance.

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE
Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-800-224-6312 (Option
3) and provide your account number to the Turner Funds representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET
You can make additional investment by going to our website at www.turnerinvestments.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL
Please send your check payable to the Turner Funds along with a signed letter stating the name of the Fund and your account number, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Funds' Adviser or Distributor.

BY WIRE
Please contact a Turner Funds' representative at 1-800-224-6312 to let us know that you intend to send money by wire. Wire funds to:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further credit: [include name of Fund, shareholder name and your Turner Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 for Investor Class Shares and Retirement Class Shares and $25,000 for Institutional Class Shares ($25 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $5,000 for the Large Cap Value Fund) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE
You may sell shares by calling 1-800-224-6312 (Option 3) provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire (your bank may charge you a wire fee). The sale price of each share will be the next NAV determined after the Funds' Transfer Agent or a designated financial intermediary receives your request.

BY INTERNET
Existing shareholders can sell shares via our website at www.turnerinvestments.com. The sale price of each share will be the next NAV determined after the Funds' Transfer Agent receives your request. Redemptions will be funded via check, ACH or wire to the instructions of record.

BY MAIL
Please send a letter with your name, Fund name, account number and the amount of your request, to the address listed under "By Mail" in the How to Open an Account section above. Do not send requests to buy, sell or exchange shares to the Funds' Adviser or Distributor. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after the Funds' Transfer Agent receives your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE
Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.

AUTOMATIC TRANSACTIONS

If you have at least $10,000 for Investor Class Shares and Retirement Class Shares and $250,000 for Institutional Class Shares ($10,000 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $25,000 for the Large Cap Value Fund) in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 for Investor Class Shares and Retirement Class Shares and $25,000 for Institutional Class Shares ($50 for Institutional Class Shares of the Large Cap Growth Fund purchased prior to March 31, 2007 and $5,000 for the Large Cap Value Fund)from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES

BY TELEPHONE
You may exchange shares on any Business Day by calling the Funds at 1-800-224-6312, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY INTERNET
Go to www.turnerinvestments.com.

BY MAIL
You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE
Not applicable

AUTOMATIC TRANSACTIONS
Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons (for these purposes, the United States includes its territories and possessions). Effective January 31, 2007, non-US persons are not permitted to open new accounts with the Turner Funds. Please contact the Funds' Investor Services Team, at 1-800-224-6312, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Funds shall have no obligation with respect to the terms of any such document.

The Funds will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Funds are unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application by the Funds' Transfer Agent or a designated financial intermediary in Good Order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined after receipt of your application in Good Order.

However, the Funds reserve the right to close your account at the then-current day's NAV and remit proceeds to you via check if it is unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Funds further reserves the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

REDEMPTIONS IN-KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, you will be subject to the risk that the value of the securities distributed to you may change until you sell them.

REDEMPTION FEE
Sales or exchanges out of the Core Growth, Small Cap Equity, New Enterprise and Large Cap Value Funds, within 90 days of purchase are not currently subject to a redemption fee, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee. Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. Turner Funds reserves the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

TELEPHONE/ONLINE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone or via the website is extremely convenient, but not without risk. Turner Funds has established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as these safeguards and procedures are followed, Turner Funds generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transacts business with Turner Funds over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o    Written requests for redemptions in excess of $50,000;
o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and
o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

CLOSING FUNDS TO NEW INVESTORS

We believe that there are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more money regardless of their capacity to find attractive investments. Turner and the Funds will not do this. A Fund will be closed to new investors (with the limited exceptions explained elsewhere in this Prospectus) once assets under management reach certain specified levels. For the micro cap, small cap growth and small cap equity styles (which include the assets of the Emerging Growth, Small Cap Growth and Small Cap Equity Funds, respectively), that level has been reached. THE EMERGING GROWTH, SMALL CAP GROWTH AND SMALL CAP EQUITY FUNDS WERE CLOSED TO NEW INVESTORS ON MARCH 7, 2000, JULY 31, 2004 AND MAY 1, 2005, RESPECTIVELY. Similarly, Turner's MidCap Growth Fund will be closed when the assets Turner manages in the midcap growth style are within the range of $6.2 billion and $8.3 billion. Turner and the Funds may reopen investment styles should asset levels fall below capacity limits. Existing shareholders of a Fund will be notified before it is closed to new investors.

If a Fund is closed to new investors, existing shareholders of that Fund and, at the discretion of the closed Fund, third party plan administrators that have existing agreements with Turner and/or any of the Funds, may: (i) make investments in the closed Fund, (ii) reinvest dividends and capital gains distributions in the closed Fund, and (iii) open additional accounts with the Fund, provided the new accounts are registered in the same shareholder name or have the same taxpayer identification or social security number assigned to them. EXISTING SHAREHOLDERS OF THE EMERGING GROWTH FUND ARE NOT CURRENTLY PERMITTED TO OPEN ADDITIONAL ACCOUNTS WITH THIS FUND.

DISTRIBUTION OF FUND SHARES
SEI Investments Distribution Co. (the "Distributor"), a registered broker-dealer that is a wholly-owned subsidiary of SEI Investments, serves as Distributor of the Funds.

The Funds have adopted a Distribution Plan for Investor Class and Retirement Class Shares (the "12b-1 Plan") that allows Investor Class and Retirement Class Shares of the Funds to pay distribution fees to the Distributor and other firms that provide distribution and services ("Service Providers"). Under the 12b-1 Plan, if a Service Provider provides distribution services, a Fund may pay distribution fees pursuant to Rule 12b-1 of the Investment Company Act of 1940 to the Distributor at an annual rate not to exceed 0.75% of that Fund's Investor or Retirement Class Shares' average daily net assets. Currently, the Retirement Class Shares of the Turner Midcap Growth Fund pay the Distributor 0.25% in distribution fees. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

The Funds have also adopted Shareholder Servicing Plans (the "Service Plans") that allow Investor Class and Retirement Class Shares of the Funds to pay service fees to Service Providers. Under the Service Plans, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, a Fund may pay shareholder service fees at an annual rate not to exceed 0.25% of its Investor Class or Retirement Class Shares' average daily net assets. Currently Investor Class Shares of the Core Growth Fund, Midcap Growth Fund, Small Cap Growth Fund, Emerging Growth Fund, Small Cap Equity Fund, Concentrated Growth Fund and New Enterprise Fund and Retirement Class Shares of the Midcap Growth Fund pay 0.25% in shareholder servicing fees. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

Turner, TIM, the Distributor and/or their affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Funds). Turner, TIM, the Distributor and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Funds or for other services to the Funds and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a

                                      -53
service organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Statement of Additional Information. Turner and TIM do not direct portfolio transactions to broker-dealers in exchange for sales of fund shares or to receive preferential marketing treatment.

DIVIDENDS AND DISTRIBUTIONS
The Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital gain). In general, the Funds' dividends and distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. (THESE LOWER RATES ARE CURRENTLY SCHEDULED TO SUNSET AFTER 2010.)

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

SALES AND EXCHANGES
You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS
The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING
If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to Turner Funds, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then Turner Funds will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to Fund taxable years beginning before January 1, 2009, net short-term capital gains, of the Funds. Tax may apply to such capital gain distributions, however, if the recipient's investment in the Funds is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Funds with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for Fund taxable years beginning before January 1, 2009, Fund distributions attributable to U.S.-source interest income of the Funds will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Funds. Effective January 31, 2007, Non-US persons are not permitted to open new accounts with the Turner Funds.

STATE AND LOCAL TAXES
You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of a Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.


Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. This short summary is not intended as a substitute for careful tax planning.

More information is contained in the Statement of Additional Information.

TURNER FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Institutional Class, Investor Class and Retirement Class Shares of the Funds (for Investor Class Shares of the Core Growth Fund, its table reflects information about the Fund while it was part of Constellation Funds, and prior to that, the Turner Funds). This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each period ended September 30, 2006 and the year ended September 30, 2005 have been audited by KPMG LLP, Independent Registered Public Accountants whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the Turner Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312. The information for the years ended September 30, 2004, 2003 and 2002 was audited by the Funds' former independent auditors (except for the Core Growth Fund's financial highlights for the period ended September 30, 2004 that were audited by KPMG LLP).

TURNER CONCENTRATED GROWTH FUND - INVESTOR CLASS SHARES

------------------------------------------------ ------------ ------------- ------------- ------------- -------------
FOR THE PERIOD ENDED SEPTEMBER 30                   2006          2005          2004          2003          2002
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
Net Asset Value, Beginning of Period               $7.10         $5.82         $6.05         $4.03         $5.76
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Net investment loss                          (0.08)((1))     (0.02)        (0.07)        (0.04)          --
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Realized and unrealized gains (losses) on                                                 2.06        (1.73)
    investments                                     0.58          1.30        (0.16)
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Total From Investment Operations                0.50          1.28        (0.23)          2.02        (1.73)
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Dividends from net investment income             --            --            --            --            --
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Distributions from capital gains                 --            --            --            --            --
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Total Dividends and Distributions                --            --            --            --            --
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
Net Asset Value, End of Period                     $7.60         $7.10         $5.82         $6.05         $4.03
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
TOTAL RETURN                                          7.04%        21.99%       (3.80)%        50.12%      (30.03)%
------------------------------------------------ ------------ ------------- ------------- ------------- -------------

------------------------------------------------ ------------ ------------- ------------- ------------- -------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Net Assets, End of Period (000)                $38,180       $30,779       $39,109       $47,004        $29,182
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Ratio of Net Expenses to Average Net
    Assets+                                        1.59%         1.15%         1.42%         1.23%         0.30%
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Ratio of Total Expenses to Average Net
    Assets                                         1.79%         1.41%         1.57%         1.60%         1.17%
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Ratio of Net Investment Loss to Average                                                (0.90)%       (0.03)%
    Net Assets+                                  (1.01)%       (0.57)%       (0.99)%
------------------------------------------------ ------------ ------------- ------------- ------------- -------------
    Portfolio Turnover Rate++                      250.81%       329.52%       498.78%       762.18%       1,182.61%
------------------------------------------------ ------------ ------------- ------------- ------------- -------------



+    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1)  BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER CORE GROWTH FUND - INSTITUTIONAL CLASS SHARES

------------------------------------------------ ------------ ------------- ------------- ------------- --------------
FOR THE PERIOD ENDED SEPTEMBER 30:                  2006          2005          2004          2003          2002
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
Net Asset Value, Beginning of Period                $10.93         $8.84        $ 8.04        $ 6.29         $ 8.18
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Net investment income (loss)                      0.06          0.02        (0.03)        (0.03)         (0.03)
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Realized and unrealized gains (losses) on
    investments                                       0.69          2.07          0.83          1.78         (1.86)
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Total From Investment Operations                  0.75          2.09          0.80          1.75         (1.89)
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Dividends from net investment income            (0.03)            --            --              --             --
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Distributions from capital gains                    --            --            --              --             --
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Total Dividends and Distributions               (0.03)            --            --              --             --
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
Net Asset Value, End of Period                      $11.65        $10.93         $8.84         $8.04          $6.29
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
TOTAL RETURN                                         6.91%        23.64%         9.95%        27.82%       (23.11)%
------------------------------------------------ ------------ ------------- ------------- ------------- --------------

------------------------------------------------ ------------ ------------- ------------- ------------- --------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Net Assets, End of Period (000)                $71,935       $40,857        $5,080        $5,528         $4,747
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Ratio of Net Expenses to Average Net
    Assets+                                          0.59%    0.69%((1))         1.25%         1.25%          1.25%
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Ratio of Total Expenses to Average Net
    Assets                                           1.20%         1.60%         1.97%         2.14%          1.91%
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Ratio of Net Investment Income (Loss) to
    Average Net Assets+                              0.77%         0.46%       (0.27)%       (0.34)%        (0.33)%
------------------------------------------------ ------------ ------------- ------------- ------------- --------------
    Portfolio Turnover Rate++                      123.67%       136.36%       104.00%       187.00%        313.00%
------------------------------------------------ ------------ ------------- ------------- ------------- --------------

+     INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++    EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

((1)) FOR THE PERIOD OCTOBER 1, 2004 THROUGH FEBRUARY 25, 2005, THE TOTAL
      EXPENSE CAP WAS 1.25%. EFFECTIVE FEBRUARY 26, 2005, THE TOTAL EXPENSE CAP WAS CHANGED TO 0.59%.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER CORE GROWTH FUND - INVESTOR CLASS SHARES

------------------------------------------------- ------------- ------------
FOR THE PERIOD ENDED SEPTEMBER 30:                    2006       2005((1))
------------------------------------------------- ------------- ------------
Net Asset Value, Beginning of Period                  $10.93       $10.58
------------------------------------------------- ------------- ------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------- ------------- ------------
    Net investment income                               0.07           --
------------------------------------------------- ------------- ------------
    Realized and unrealized gains on investments
                                                        0.64         0.35
------------------------------------------------- ------------- ------------
    Total From Investment Operations                    0.71         0.35
------------------------------------------------- ------------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------- ------------- ------------
    Dividends from net investment income              (0.03)           --
------------------------------------------------- ------------- ------------
    Distributions from capital gains                      --           --
------------------------------------------------- ------------- ------------
    Total Dividends and Distributions                 (0.03)           --
------------------------------------------------- ------------- ------------
NET ASSET VALUE, END OF PERIOD                        $11.61       $10.93
------------------------------------------------- ------------- ------------
TOTAL RETURN                                           6.52%       3.31%+
------------------------------------------------- ------------- ------------

------------------------------------------------- ------------- ------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------- ------------- ------------
    Net Assets, End of Period (000)                  $23,418           $1
------------------------------------------------- ------------- ------------
    Ratio of Net Expenses to Average Net
    Assets++                                           0.94%        0.83%
------------------------------------------------- ------------- ------------
    Ratio of Total Expenses to Average Net
    Assets                                             1.43%        2.50%
------------------------------------------------- ------------- ------------
    Ratio of Net Investment Income to Average
    Net Assets++                                       0.23%        0.33%
------------------------------------------------- ------------- ------------
    Portfolio Turnover Rate+++                       123.67%      136.36%
------------------------------------------------- ------------- ------------




+     TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.


++    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

((1)) COMMENCED OPERATIONS ON AUGUST 1, 2005. ALL RATIOS FOR THE PERIOD HAVE
      BEEN ANNUALIZED.


AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER EMERGING GROWTH FUND - INVESTOR CLASS SHARES



------------------------------------------------- ------------ ------------- ------------- ------------- ------------
FOR THE PERIOD ENDED SEPTEMBER 30                    2006          2005          2004          2003         2002
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
Net Asset Value, Beginning of Period               $56.46        $50.02        $41.38        $32.04       $32.08
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Net investment loss                           (0.32)((1))  (0.46)((1))      (0.39)        (0.25)       (0.33)
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Realized and unrealized gains on investments                                               9.59      0.29(2)
                                                     3.02         13.35         10.04
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Total From Investment Operations                 2.70         12.89          9.65          9.34       (0.04)
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Dividends from net investment income              --            --            --            --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Distributions from capital gains                (3.19)        (6.45)        (1.01)          --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Total Dividends and Distributions               (3.19)        (6.45)        (1.01)          --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
Net Asset Value, End of Period                     $55.97        $56.46        $50.02        $41.38       $32.04
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
TOTAL RETURN                                           4.95%        27.90%        23.54%        29.15%      (0.12)%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------

------------------------------------------------- ------------ ------------- ------------- ------------- ------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Net Assets, End of Period (000)                $565,227      $502,108      $366,692      $253,840      $178,130
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Net Expenses to Average Net Assets+
                                                    1.40%         1.40%         1.40%         1.40%        1.31%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Total Expenses to Average Net
    Assets                                          1.44%         1.44%         1.42%         1.44%        1.42%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Net Investment Loss to Average Net                                             (0.81)%      (0.88)%
    Assets+                                       (0.57)%       (0.90)%       (0.85)%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Portfolio Turnover Rate++                        77.87%        73.50%       122.45%       147.77%       88.89%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------

+    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1)  BASED ON AVERAGE SHARES OUTSTANDING.

(2) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT ACCORD WITH THE AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE OF THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER LARGE CAP GROWTH FUND - INSTITUTIONAL CLASS SHARES

--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
FOR THE PERIOD ENDED SEPTEMBER 30                2006          2005          2004           2003            2002
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
Net Asset Value, Beginning of Period            $5.41         $4.83          $4.62          $3.50           $4.70
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Net investment income                       0.01(1)      0.01(1)          --             --              --
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Realized and unrealized gains (losses)       0.17          0.57           0.21           1.12          (1.20)
    on investments
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Total From Investment Operations             0.18          0.58           0.21           1.12          (1.20)
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
LESS DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Dividends from net investment income        (0.01)         --*            --*            --*             --
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Distributions from capital gains              --            --            --             --              --
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Total Dividends and Distributions           (0.01)          --            --             --              --
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
Net Asset Value, End of Period                  $5.58         $5.41          $4.83          $4.62           $3.50
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
TOTAL RETURN                                     3.40%        12.09%          4.64%         32.01%        (25.53)%
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------

--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Net Assets, End of Period (000)           $19,510       $43,025        $67,991        $79,416         $59,971
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Ratio of Net Expenses to Average Net
    Assets+                                     0.75%         0.75%          0.75%          0.75%           0.65%
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Ratio of Total Expenses to Average Net                                                  0.97%           0.90%
    Assets                                      1.16%         1.10%          0.94%
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Ratio of Net Investment Income to
    Average Net Assets+                         0.26%         0.16%          0.11%          0.03%              --
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------
    Portfolio Turnover Rate++                   194.17%       154.66%        165.94%        201.35%         272.99%
--------------------------------------------- ------------ ------------- -------------- -------------- ---------------



*    AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

+    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1)  BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER MIDCAP GROWTH FUND - INVESTOR CLASS SHARES

------------------------------------------------ -------------- ------------- ------------- ------------- ------------
FOR THE PERIOD ENDED SEPTEMBER 30                    2006           2005          2004          2003         2002
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
Net Asset Value, Beginning of Period                $26.39        $20.99        $19.54        $13.78       $17.40
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Net investment loss                           (0.08) (1)     (0.19)(1)     (0.18)(1)     (0.14)(1)      (0.14)
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Realized and unrealized gains (losses) on         1.32          5.59          1.63          5.90       (3.48)
    investments
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Total From Investment Operations                  1.24          5.40          1.45          5.76       (3.62)
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Dividends from net investment income              --             --            --            --           --
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Distributions from capital gains                  --             --            --            --           --
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Total Dividends and Distributions                 --             --            --            --           --
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
Net Asset Value, End of Period                      $27.63        $26.39        $20.99        $19.54       $13.78
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
TOTAL RETURN                                          4.70%        25.73%         7.42%        41.80%      (20.80)%
------------------------------------------------ -------------- ------------- ------------- ------------- ------------

------------------------------------------------ -------------- ------------- ------------- ------------- ------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Net Assets, End of Period (000)               $1,113,201      $955,730      $857,899      $773,788      $561,244
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Ratio of Net Expenses to Average Net
    Assets+                                          1.18%         1.20%         1.16%         1.15%        1.05%
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Ratio of Total Expenses to Average Net                                                                  1.16%
    Assets                                           1.18%         1.20%         1.16%         1.18%
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Ratio of Net Investment Loss to Average                                                  (0.87)%      (0.81)%
    Net Assets+                                    (0.30)%       (0.78)%       (0.84)%
------------------------------------------------ -------------- ------------- ------------- ------------- ------------
    Portfolio Turnover Rate++                        134.55%       151.63%       167.17%       208.80%      259.62%
------------------------------------------------ -------------- ------------- ------------- ------------- ------------

+    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1)  BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER MIDCAP GROWTH FUND - RETIREMENT CLASS SHARES

-------------------------------------------- ------------- ------------- ------------- --------------- --------------
FOR THE PERIOD ENDED SEPTEMBER 30                2006          2005          2004           2003           2002
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
Net Asset Value, Beginning of Period           $25.89        $20.69        $19.36          $13.72         $17.41
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
INCOME FROM INVESTMENT OPERATIONS
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Net investment loss                       (0.23)(1)     (0.30)(1)     (0.28)(1)       (0.23)(1)      (0.22)(1)
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Realized and unrealized gains (losses)       1.30          5.50          1.61            5.87         (3.47)
    on investments
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Total From Investment Operations             1.07          5.20          1.33            5.64         (3.69)
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
LESS DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Dividends from net investment income          --            --            --             --             --
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Distributions from capital gains              --            --            --             --             --
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Total Dividends and Distributions             --            --            --             --             --
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
Net Asset Value, End of Period                 $26.96        $25.89        $20.69          $19.36         $13.72
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
TOTAL RETURN                                     4.13%        25.13%         6.87%          41.11%        (21.19)%
-------------------------------------------- ------------- ------------- ------------- --------------- --------------

-------------------------------------------- ------------- ------------- ------------- --------------- --------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Net Assets, End of Period (000)            $2,444        $1,833        $1,395            $423           $102
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Ratio of Net Expenses to Average Net
    Assets+                                     1.68%         1.70%         1.66%           1.65%          1.55%
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Ratio of Total Expenses to Average Net                                                  1.68%          1.66%
    Assets                                      1.68%         1.70%         1.66%
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Ratio of Net Investment Loss to
    Average Net Assets+                       (0.83)%       (1.28)%       (1.35)%         (1.36)%        (1.25)%
-------------------------------------------- ------------- ------------- ------------- --------------- --------------
    Portfolio Turnover Rate++                   134.55%       151.63%       167.17%         208.80%        259.62%
-------------------------------------------- ------------- ------------- ------------- --------------- --------------


+     INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++    EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

((1)) BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER NEW ENTERPRISE FUND - INVESTOR CLASS SHARES

---------------------------------------------- ------------- ------------ ------------ ------------- --------------
FOR THE PERIOD ENDED SEPTEMBER 30                  2006         2005         2004          2003          2002
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
Net Asset Value, Beginning of Period              $5.86        $4.52        $4.34         $2.27          $3.29
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Net investment loss                        (0.07)((1))      (0.03)       (0.06)        (0.02)         (0.04)
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Realized and unrealized gains (losses)                                                   2.09         (0.98)
    on investments                              0.47((2))         1.37    0.24((2))
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Total From Investment Operations                 0.40         1.34         0.18          2.07         (1.02)
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
LESS DIVIDENDS AND DISTRIBUTIONS
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Dividends from net investment income            --            --           --           --             --
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Distributions from capital gains                --            --           --           --             --
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Total Dividends and Distributions               --            --           --           --             --
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
Net Asset Value, End of Period                      $6.26        $5.86        $4.52         $4.34          $2.27
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
TOTAL RETURN                                        6.83%       29.65%        4.15%        91.19%       (31.00)%
---------------------------------------------- ------------- ------------ ------------ ------------- --------------

---------------------------------------------- ------------- ------------ ------------ ------------- --------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Net Assets, End of Period (000)               $24,040       $9,144      $10,805       $13,468         $3,198
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Ratio of Net Expenses to Average Net
    Assets+                                         1.61%        1.36%        1.18%         1.16%          0.98%
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Ratio of Total Expenses to Average Net
    Assets                                          2.06%        1.87%        1.51%         1.99%          2.04%
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Ratio of Net Investment Loss to Average                                               (0.95)%        (0.92)%
    Net Assets+                                   (1.02)%      (1.14)%      (0.83)%
---------------------------------------------- ------------- ------------ ------------ ------------- --------------
    Portfolio Turnover Rate++                     234.62%      226.82%      382.08%       451.37%        754.09%
---------------------------------------------- ------------- ------------ ------------ ------------- --------------

+     INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++    EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.




((1)) BASED ON AVERAGE SHARES OUTSTANDING.


((2)) THE AMOUNT SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD DOES NOT
      ACCORD WITH AGGREGATE NET LOSSES ON INVESTMENTS FOR THE PERIOD BECAUSE THE SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUE OF THE INVESTMENTS OF THE FUND.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER SMALL CAP GROWTH FUND - INVESTOR CLASS SHARES

------------------------------------------------- ------------ ------------- ------------- ------------- ------------
FOR THE PERIODS ENDED SEPTEMBER 30                   2006          2005          2004          2003         2002
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
Net Asset Value, Beginning of Period               $24.68        $21.33        $18.88        $12.62       $15.65
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Net investment loss                            (0.21)(1)      (0.01)        (0.19)        (0.12)       (0.20)
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Realized and unrealized gains (losses) on        1.70          3.36          2.64          6.38       (2.83)
    investments
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Total From Investment Operations                 1.49          3.35          2.45          6.26       (3.03)
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Dividends from net investment income              --            --            --            --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Distributions from capital gains                  --            --            --            --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Total Dividends and Distributions                 --            --            --            --           --
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
Net Asset Value, End of Period                     $26.17        $24.68        $21.33        $18.88       $12.62
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
TOTAL RETURN                                           6.04%        15.71%        12.98%        49.60%     (19.36)%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------

------------------------------------------------- ------------ ------------- ------------- ------------- ------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Net Assets, End of Period (000)                $248,271      $257,149      $237,213      $192,791      $144,181
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Net Expenses to Average Net Assets+    1.25%         1.25%         1.25%         1.25%        1.25%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Total Expenses to Average Net                                                                 1.40%
    Assets                                          1.42%         1.44%         1.41%         1.41%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Ratio of Net Investment Loss to Average Net                                             (0.79)%      (0.99)%
    Assets+                                       (0.79)%       (0.91)%       (0.95)%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------
    Portfolio Turnover Rate++                       154.27%       152.96%       151.02%       187.95%      188.34%
------------------------------------------------- ------------ ------------- ------------- ------------- ------------


+     INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

++    EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

((1)) BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER SMALL CAP EQUITY FUND - INVESTOR CLASS SHARES

------------------------------------------------ ------------- ------------- -------------- ------------- ------------
FOR THE PERIOD ENDED SEPTEMBER 30                2006          2005          2004           2003          2002(1)
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
Net Asset Value, Beginning of Period             $16.06        $13.92        $12.27         $9.30         $10.00
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Net investment loss                          (0.07)((2))   (0.11)((2))   (0.02)         (0.02)        --
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Realized and unrealized gains (losses) on
    investments                                  0.95          2.25          2.95           3.00          (0.70)
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Total From Investment Operations             0.88          2.14          2.93           2.98          (0.70)
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Dividends from net investment income         --            --            --             (0.01)        --
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Distributions from capital gains             --            --            (1.23)         --            --
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Tax return of capital                        --            --            (0.05)         --            --
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Total Dividends and Distributions            --            --            (1.28)         (0.01)        --
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
Net Asset Value, End of Period                   $16.94        $16.06        $13.92         $12.27        $9.30
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
TOTAL RETURN                                     5.48%             15.37%    24.75%         32.04%        (7.00)%+
------------------------------------------------ ------------- ------------- -------------- ------------- ------------

------------------------------------------------ ------------- ------------- -------------- ------------- ------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Net Assets, End of Period (000)              $81,340       $67,713       $29,171        $12,557       $7,260
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Ratio of Net Expenses to Average Net
    Assets++                                     1.24%         1.43%         1.35%          1.32%         1.35%
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Ratio of Total Expenses to Average Net
    Assets                                       1.70%         1.67%         1.94%          2.05%         3.02%
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Ratio of Net Investment Loss to Average                                                 (0.26)%       (0.07)%
    Net Assets++                                 (0.39)%       (0.71)%       (0.25)%
------------------------------------------------ ------------- ------------- -------------- ------------- ------------
    Portfolio Turnover Rate+++                   143.43%       170.22%       221.99%        287.39%       86.94%
------------------------------------------------ ------------- ------------- -------------- ------------- ------------

+     TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

++    INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

+++   EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS ON MARCH 4, 2002. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

((2)) BASED ON AVERAGE SHARES OUTSTANDING.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

TURNER LARGE CAP VALUE FUND - INSTITUTIONAL CLASS SHARES

------------------------------------------------- -------------
FOR THE PERIOD ENDED SEPTEMBER 30:                     2006(1)
------------------------------------------------- -------------
Net Asset Value, Beginning of Period                  $10.00
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------- -------------
    Net investment income                               0.16(2)
------------------------------------------------- -------------
    Realized and unrealized gains on investments        1.33
------------------------------------------------- -------------
    Total From Investment Operations                    1.49
------------------------------------------------- -------------
LESS DIVIDENDS AND DISTRIBUTIONS
------------------------------------------------- -------------
    Dividends from net investment income               (0.05)
------------------------------------------------- -------------
    Distributions from capital gains                      --
------------------------------------------------- -------------
    Total Dividends and Distributions                  (0.05)
------------------------------------------------- -------------
NET ASSET VALUE, END OF PERIOD                        $11.44
------------------------------------------------- -------------
TOTAL RETURN+                                          14.92%
------------------------------------------------- -------------

------------------------------------------------- -------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------- -------------
    Net Assets, End of Period (000)                     $580
------------------------------------------------- -------------
    Ratio of Net Expenses to Average Net
    Assets++                                           0.59%
------------------------------------------------- -------------
    Ratio of Total Expenses to Average Net
    Assets                                             7.71%
------------------------------------------------- -------------
    Ratio of Net Investment Income to Average
    Net Assets++                                       1.52%
------------------------------------------------- -------------
    Portfolio Turnover Rate+++                       251.67%
------------------------------------------------- -------------


+    TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

++   INCLUSIVE OF FEES PAID INDIRECTLY, WAIVERS AND/OR REIMBURSEMENTS.

+++  EXCLUDES EFFECT OF IN-KIND TRANSFERS AND MERGERS.

(1) COMMENCED OPERATIONS ON OCTOBER 10, 2005. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(2)  BASED ON AVERAGE SHARES OUTSTANDING.

TURNER FUNDS

INVESTMENT ADVISER
Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Turner Investment Management LLC
100 Pearl Street, 11th Floor
Hartford CT 06103

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated January 31, 2007 includes information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain information about each Fund's holdings, investments strategies, recent market conditions and trends, and their impact on Fund performance. These reports also contain detailed financial information about the Funds.

To obtain an SAI, Annual or Semi-Annual Report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

BY TELEPHONE: Call 1-800-224-6312

BY MAIL:              Write to Turner Funds at:
                      P.O. Box 219805
                      Kansas City, MO 64121-9805

BY INTERNET:  www.turnerinvestments.com

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website (www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to:

         Securities and Exchange Commission
         Public Reference Section
         Washington, DC 20549-0102.

You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Turner Funds' Investment Company Act registration number is 811-07527.

                                  TURNER FUNDS

                         Turner Concentrated Growth Fund
                             Turner Core Growth Fund
                           Turner Emerging Growth Fund
                          Turner Large Cap Growth Fund
                            Turner Midcap Growth Fund
                           Turner New Enterprise Fund
                          Turner Small Cap Growth Fund
                          Turner Small Cap Equity Fund
                           Turner Large Cap Value Fund

                                January 31, 2007

                              Investment Advisers:
                        TURNER INVESTMENT PARTNERS, INC.

                        TURNER INVESTMENT MANAGEMENT LLC
                          (Small Cap Equity Fund only)


This Statement of Additional Information is not a prospectus and relates only to the Turner Concentrated Growth Fund, Turner Core Growth Fund, Turner Emerging Growth Fund, Turner Large Cap Growth Fund, Turner Midcap Growth Fund, Turner New Enterprise Fund, Turner Small Cap Growth Fund, Turner Small Cap Equity Fund and Turner Large Cap Value Fund. It is intended to provide additional information regarding the activities and operations of the Turner Funds and should be read in conjunction with the Turner Funds' Prospectus dated January 31, 2007, as supplemented. The Prospectus may be obtained without charge by calling 1-800-224-6312. The Financial Statements and the Report of Independent Registered Public Accounting Firm thereon are incorporated by reference into this Statement of Additional Information from the Annual Report of the Turner Funds. The Annual Report may be obtained by calling the toll-free number above. No other parts of the Annual Reports are incorporated herein by reference.

THE TRUST.....................................................................1

INVESTMENT OBJECTIVES.........................................................2

INVESTMENT POLICIES...........................................................3

GENERAL INVESTMENT POLICIES...................................................7

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.........................7

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................26

INVESTMENT LIMITATIONS.......................................................27

THE ADVISERS.................................................................29

THE ADMINISTRATOR............................................................42

DISTRIBUTION AND SHAREHOLDER SERVICES........................................43

TRUSTEES AND OFFICERS OF THE TRUST...........................................45

COMPUTATION OF YIELD AND TOTAL RETURN........................................50

PURCHASE AND REDEMPTION OF SHARES............................................51

DETERMINATION OF NET ASSET VALUE.............................................52

TAXES........................................................................52

PORTFOLIO TRANSACTIONS.......................................................56

VOTING.......................................................................61

DESCRIPTION OF SHARES........................................................61

SHAREHOLDER LIABILITY........................................................61

LIMITATION OF TRUSTEES' LIABILITY............................................62

CODE OF ETHICS...............................................................62

PROXY VOTING.................................................................62

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................63

CUSTODIAN....................................................................67

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS....................................67

LEGAL COUNSEL................................................................67

FINANCIAL STATEMENTS.........................................................67

APPENDIX A...................................................................68

APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES.............................82

THE TRUST

This Statement of Additional Information ("SAI") relates to the Turner Concentrated Growth Fund ("Concentrated Growth Fund"), Turner Core Growth Fund ("Core Growth Fund"), Turner Emerging Growth Fund (formerly the Turner Micro Cap Growth Fund) ("Emerging Growth Fund"), Turner Large Cap Growth Fund ("Large Cap Growth Fund"), Turner Midcap Growth Fund ("Midcap Growth Fund"), Turner New Enterprise Fund ("New Enterprise Fund"), Turner Small Cap Growth Fund ("Small Cap Growth Fund"), Turner Small Cap Equity Fund ("Small Cap Equity Fund") and Turner Large Cap Value Fund ("Large Cap Value Fund"), (each a "Fund" and, together the "Funds").

Each Fund is a separate series of Turner Funds (the "Trust"), an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated January 26, 1996, as amended on February 21, 1997 and August 17, 2001 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of shares within each such separate series. Each series is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that series. Shareholders may purchase shares in the Core Growth Fund and Midcap Growth Fund through two separate classes, Institutional Class and Investor Class and Investor Class and Retirement Class, respectively. The Large Cap Growth Fund and Large Cap Value Fund currently offer only Institutional Class Shares. The Concentrated Growth Fund, Emerging Growth Fund, New Enterprise Fund, Small Cap Growth Fund and Small Cap Equity Fund currently offer only Investor Class Shares. Except for differences between the share classes pertaining to certain expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

Turner Investment Partners, Inc. ("Turner") serves as the investment adviser for each Fund, except the Small Cap Equity Fund. Turner Investment Management LLC serves as the investment adviser for the Small Cap Equity Fund ("TIM" and together with Turner, the "Advisers").

On January 29, 1999, the Emerging Growth Fund acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund. Historical information presented for the Emerging Growth Fund includes that of the Alpha Select Turner Micro Cap Growth Fund. On September 13, 2001, the B2B E-Commerce Fund became the New Enterprise Fund and the shareholders of the Wireless & Communications Fund approved a reorganization of the Wireless & Communications Fund into the New Enterprise Fund. Accordingly, historical information presented for the New Enterprise Fund includes that of the B2B E-Commerce Fund and the Wireless & Communications Fund. Capitalized terms not defined herein are defined in the Prospectuses offering shares of the Funds.

On February 25, 2005, the Core Growth Fund Institutional Class Shares acquired all of the assets and liabilities of the Constellation Funds' Constellation TIP Core Growth Fund (the "Predecessor Fund"). From its inception on February 28, 2001 until May 7, 2004, the Predecessor Fund operated as the Turner Tax Managed U.S. Equity Fund, a portfolio of the Trust. On May 7, 2004, the Turner Tax Managed U.S. Equity Fund was reorganized into the Constellation TIP Tax Managed U.S. Equity Fund - Class II. Effective January 31, 2005, the Constellation TIP Tax Managed U.S. Equity Fund - Class II changed its name to the Constellation TIP Core Growth Fund - Class II and changed its non-fundamental investment objective to eliminate any reference to seeking to minimize the impact of taxes on returns earned by shareholders. Certain expense information about the Core Growth Fund that is included in this SAI is that of the Predecessor Fund.

INVESTMENT OBJECTIVES

Turner Concentrated Growth Fund: The Concentrated Growth Fund seeks long-term capital appreciation.

Turner Core Growth Fund: The Core Growth Fund seeks long-term capital appreciation.

Turner Emerging Growth Fund: The Emerging Growth Fund seeks capital appreciation.

Turner Large Cap Growth Fund: The Large Cap Growth Fund seeks long-term capital appreciation.

Turner Midcap Growth Fund:  The Midcap Growth Fund seeks capital appreciation.

Turner New Enterprise Fund: The New Enterprise Fund seeks long-term capital appreciation.

Turner Small Cap Growth Fund: The Small Cap Growth Fund seeks capital appreciation.

Turner Small Cap Equity Fund: The Small Cap Equity Fund seeks long-term capital growth.

Turner Large Cap Value Fund: The Large Cap Value Fund seeks long-term capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

Turner Concentrated Growth Fund: The Concentrated Growth Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of 15 to 30 common stocks of issuers in different sectors and capitalization ranges that Turner believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Turner Core Growth Fund: The Core Growth Fund invests primarily in common stocks and other equity securities of U.S. companies that Turner considers to have strong earnings growth potential. This is a non-fundamental investment policy that can be changed without shareholder approval. The Fund will invest in securities of companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund typically invests in the common stocks of medium to large sized companies, it may invest in companies of any size or in any industry in order to achieve its objective.

Turner Emerging Growth Fund: The Emerging Growth Fund invests primarily (and, under normal conditions, at least 80% of its net assets) in a diversified portfolio of common stocks of issuers with small and very small market capitalizations that Turner believes to have strong earnings growth potential. Small cap and very small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the lower range of those market capitalizations of companies included in the 2000 Growth Index. The Fund seeks to purchase securities that are well diversified across economic sectors. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

Turner Large Cap Growth Fund: The Large Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its net assets) in common stocks and other U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Russell Top 200 Growth Index.

Turner Midcap Growth Fund: The Midcap Growth Fund invests primarily (and, under normal conditions, at least 80% of its net assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have medium market capitalizations that Turner believes to have strong earnings growth potential. Midcap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell Midcap Growth Index (the "Midcap Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Midcap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 15% of its total assets in American Depositary Receipts ("ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Turner New Enterprise Fund: The Turner New Enterprise Fund invests in companies with projected strong earnings growth across a variety of industries and sectors where new products and services are being developed and marketed. The Fund generally invests in stocks of mid to large capitalization companies, and will generally purchase the securities of companies with market capitalizations of at least $1 billion, though it may invest in companies of any size. The Fund focuses on companies that Turner believes are positioned for accelerated growth of revenue and earnings ("New Enterprise companies"). The Fund seeks to invest in companies in rapidly growing industries such as business services, computer and digital products, financial services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for rapid earnings growth because of management changes, new products, or changes in the economy also may be attractive investments for the Fund.

The New Enterprise Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, ADRs (up to 15% of the New Enterprise Fund's net assets) and shares of other investment companies.

The New Enterprise Fund invests in rapidly growing, dynamic, publicly-traded companies. In many cases, these companies offer recently developed products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the smaller New Enterprise companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Turner will seek to capture these price increases. Substantially all of the companies that the Fund will invest in will be located in the U.S.

The New Enterprise Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of some New Enterprise company stocks. To manage risk and improve liquidity, Turner invests in a number of publicly-traded companies, representing a broad cross-section of U.S. New Enterprise companies.

The smaller capitalization companies the New Enterprise Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Such stocks also may not be as liquid as larger capitalization stocks. Therefore, such stocks may be volatile, and the price movements of the Fund's shares may reflect that volatility.

Turner Small Cap Growth Fund: The Small Cap Growth Fund invests primarily (and, under normal conditions, at least 80% of its net assets) in a diversified portfolio of common stocks of issuers with small market capitalizations that Turner believes to have strong earnings growth potential. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Growth Index (the "2000 Growth Index"). The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the 2000 Growth Index (or such other appropriate index selected by Turner). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs.

The Emerging Growth Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential.

The Emerging Growth Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

Turner Small Cap Equity Fund: The Small Cap Equity Fund invests substantially all of its net assets (at least 80% under normal market conditions) in equity securities of small capitalization companies that the Adviser believes have the potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund will invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

Turner Large Cap Value Fund: The Large Cap Value Fund invests primarily (and, under normal conditions, at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with large market capitalizations (generally at least $3 billion at the time of purchase) that Turner believes, based on its quantitative model, are undervalued relative to the market or to their historic valuation. The securities may be traded over the counter or listed on an exchange. The Fund will seek to maintain sector concentrations that approximate those of the Russell 1000 Value Index.


GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund, except the Large Cap Growth and Midcap Growth Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization (a "NRSRO") and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund may invest in each of the investments listed below, or engage in each of the investment techniques listed below unless otherwise indicated.

American Depositary Receipts ("ADRs")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Funds may also invest in sponsored or unsponsored, European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs"). EDRs also represent securities of foreign issuers and are designed for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Borrowing

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

Convertible Securities

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Large Cap Growth Fund and Midcap Growth Fund will not invest in convertible securities.



Derivatives

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interest and principal securities ("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). See below for discussions of these various instruments.

Equity Securities

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

Fixed Income Securities

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by an NRSRO in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, Turner or TIM will review the situation and take appropriate action.

Foreign Investments

Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Funds may invest in emerging market countries. Developing countries may impose restrictions on a Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Funds. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Funds and the value of their securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. At the maturity of a forward contract, the Fund may either sell a Fund security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when Turner or TIM anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

The New Enterprise Fund will not invest in forward foreign currency contracts.

Futures Contracts and Options on Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act with the CFTC and the National Futures Association, which regulate trading in the futures markets and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The New Enterprise Fund will not invest in futures contracts and options on futures contracts.

Illiquid Securities

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their 15% restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' advisers based on criteria approved by the Board of Trustees.

Initial Public Offerings ("IPOs")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, Turner and TIM will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds advised by Turner or TIM. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Investment Company Shares

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund generally is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

Leveraging

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Funds' Custodian imposes a practical limit on the leverage these transactions create.

Lower Rated Securities

The Funds may invest in lower rated bonds commonly referred to as "junk bonds" or high yield/high risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Advisers could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High Yield, High Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield, high risk bonds and a Fund's net asset value.

Payment Expectations: High yield, high risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield, high risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high yield, high risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero coupon or pay in kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the tax code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Money Market Instruments

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Backed Securities

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Non-Diversification

The Concentrated Growth and Large Cap Growth Funds are non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although Turner generally does not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities that are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that each Fund be diversified (i.e., not invest more than 5% of its assets in the securities of any one issuer) as to 50% of its assets at the end of each quarter.

Obligations of Supranational Entities

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its Custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The New Enterprise Fund will not purchase options.

Portfolio Turnover

An annual portfolio turnover rate in excess of 100% may result from the Advisers' investment strategies. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. Please refer to the table under the section "Portfolio Transactions" for each Fund's portfolio turnover rate.

Receipts

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.

In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Turner and TIM monitor compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. The Funds will not invest more than 15% of their total assets in repurchase agreements.

Reverse Dollar Roll Transactions

Each Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

Reverse Repurchase Agreement and Dollar Roll Transactions

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's Custodian segregates from other Fund assets. The Funds will not invest more than 15% of their total assets in reverse repurchase agreements.

Rights

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

Rule 144A Securities

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

Securities Lending

In order to generate additional income, a Fund may lend its securities pursuant to one or more securities lending agreements (each a "Lending Agreement"). Unless otherwise agreed, security loans made pursuant to a Lending Agreement are required at all times to be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market daily. The Funds receive an annual fee for their participation in a Lending Agreement, and cash collateral received may be invested pursuant to terms approved by the Trust's Board of Trustees. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales Against the Box

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Sovereign Debt

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Telecommunications Securities

The economic prospects of telecommunications companies can dramatically fluctuate due to regulatory and competitive environment changes around the world. Most products or services provided by telecommunications companies require substantial investment and are subject to competitive obsolescence. Telecommunications companies are particularly subject to political and currency risks. Changes in governmental policies, such as telephone and cable regulations, and the need for regulatory approvals may have an adverse effect on the products, services and securities of telecommunications companies. Some telecommunications companies may not have an established history of revenue or earnings at the time of purchase. As a result, dividend income, if any, is likely to be incidental.

U.S. Government Agency Obligations

Certain federal agencies, such as the GNMA, have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. Government Securities

U.S. government securities are bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES").

Variable and Floating Rate Instruments

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Warrants

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

When-Issued and Delayed Delivery Securities

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

Zero Coupon Securities

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust's Board has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Funds. The policies and procedures provide that the Trust and its service providers will only disclose information concerning securities held in the Trust's portfolios under the following circumstances: (i) fifteen business days after the end of each calendar month, the Trust's administrator will post the securities held by each of the Trust's portfolios on the Trust's website; (ii) the Trust or a service provider may disclose the Trust's portfolio securities holdings to selected third parties when the Trust has a legitimate business purpose for doing so; and (iii) as required by the federal securities laws, including the 1940 Act, the Trust shall disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports, reports on Forms N-CSR and N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. Examples of legitimate business purposes under which disclosure of the Trust's portfolio securities may be appropriate include, but are not limited to: disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Trust's investment advisers; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust; or disclosure to a rating or ranking organization.

Prior to the disclosure of the Trust's portfolio holdings to a selected third party for a legitimate business purpose, such third party shall be required to execute a confidentiality agreement and shall not trade on such information. Neither the Trust, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Trust's portfolio securities.

With respect to the monthly disclosure of portfolio holdings on the Trust's website, the Trust's administrator is authorized to prepare and post to the Trust's website its portfolio holdings and is also responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Trust, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Trust's portfolio holdings, the Trust's President, or Turner's President, will be authorized to disclose such information.

In order to ensure that the disclosure of the Trust's portfolio securities is in the best interests of the Trust's shareholders and to avoid any potential or actual conflicts of interest with the Trust's service providers, or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Trust's portfolio securities for legitimate business purposes must be approved by the Trust's Board of Trustees in advance of such disclosure. This requirement will not apply to the disclosure of the Trust's portfolio securities to the Trust's existing service providers of auditing, custody, proxy voting and other services to the Trust in connection with the provision of their services to the Trust, or as otherwise provided in the policies and procedures.

The Board will receive quarterly reports from the service providers stating whether disclosures were made concerning the Trust's portfolio holdings in contravention of the policies and procedures during the previous quarter, and if so, such report must describe to whom and under what circumstance such disclosures were made.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Large Cap Growth or Concentrated Growth Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 6 above, the Funds may borrow money from banks as permitted under the 1940 Act.

Non Fundamental Policies

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and
(iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by guidelines in this SAI.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISERS

Turner, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.

TIM, 100 Pearl Street, 11th Floor, Hartford, CT 06103, serves as investment adviser for the Small Cap Equity Fund. TIM is an SEC registered investment adviser. TIM is primarily owned by Turner, its controlling shareholder.

As of December 31, 2006, Turner and its subsidiaries had assets under management of over $22 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

Turner and TIM serve as the investment advisers for their respective Funds under separate investment advisory agreements (the "Advisory Agreements"). Under the Advisory Agreements, Turner and TIM make the investment decisions for the assets of their Funds and continuously review, supervise and administer each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreements provide that Turner and TIM shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard of their obligations or duties thereunder.

The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to Turner or TIM but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds the expense on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of the Funds are qualified for offer and sale, Turner or TIM will bear the amount of such excess. Turner and TIM will not be required to bear expenses of any Fund to an extent that would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of an Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisers, or by the Advisers without penalty on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Funds paid (waived) the following advisory fees and reimbursed the following expenses.

-------------------------- ------------------------------------------------ ------------------------------------------
                                         Advisory Fees Paid
                                        (Expenses Reimbursed)                         Advisory Fees Waived
                           ------------------------------------------------ ------------------------------------------
                           --------------- ---------------- --------------- ------------- -------------- -------------
                                2004            2005             2006           2004          2005           2006
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Concentrated Growth Fund         $497,604         $224,066        $412,537       $73,387        $86,950       $72,840
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Core Growth Fund((1))              $1,957               $0        $158,172       $40,110       $126,534      $343,701
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Emerging Growth Fund           $3,321,354       $4,134,561      $5,419,233       $57,671       $175,033      $228,160
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Large Cap Growth Fund            $397,484         $141,840         $59,161      $176,578       $206,107      $124,489
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Midcap Growth Fund             $6,740,901       $7,015,053      $8,212,534            $0             $0            $0
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
New Enterprise Fund              $112,530          $67,542        $164,658       $59,892        $57,781       $81,292
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Small Cap Growth Fund          $1,917,714       $1,996,546      $2,179,130      $352,195       $459,828      $461,919
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Small Cap Equity Fund             $77,505         $345,568        $534,696      $103,136       $123,142      $187,420
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------
Large Cap Value Fund (2)         --              --               $0             --            --             $37,507
-------------------------- --------------- ---------------- --------------- ------------- -------------- -------------

(1) From May 7, 2004 to until the reorganization of the Predecessor Fund into the Core Growth Fund on February 25, 2005, Constellation Investment Management Company, LP ("CIMCO") and Turner served as the Predecessor Fund's investment adviser and sub-adviser, respectively. Prior to May 7, 2004, Turner served as the Predecessor Fund's investment adviser.

(2)      The Large Cap Value Fund commenced operations on October 10, 2005.

As described in the Funds' Prospectus, the Concentrated Growth and New Enterprise Funds are subject to base investment advisory fees that may be adjusted if a Fund outperforms or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:

---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------

                                                                                                     Highest /
                                              Base Advisory    Required Excess     Annual            Lowest Possible
Fund                   Benchmark              Fee              Performance         Adjustment Rate   Advisory Fee
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
Concentrated Growth
Fund                   S&P 500 Index          1.10%            +/- 2.50%           +/- 0.40%         1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------
                       Nasdaq Composite
New Enterprise Fund    Index                  1.10%            +/- 2.50%           +/- 0.40%         1.50% / 0.70%
---------------------- ---------------------- ---------------- ------------------- ----------------- -----------------

Each Fund's base fee is accrued daily and paid monthly based on the Fund's average net assets during the current month. Each Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over the current month plus the previous 11 months (the "performance period"). Each Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Fund's base fee.

For example, assume that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $50,000,000, and that it is not a leap year. The Concentrated Growth Fund's base fee for March is $46,712 ($50,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $16,986 ($50,000,000 x 0.40%, x 31/365).

Because the adjustment to each Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its respective benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down relative to its benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

Next, assuming that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $25,000,000, and that it is not a leap year, the Concentrated Growth Fund's base fee for March is $23,356 ($25,000,000 x 1.10%, x 31/365). If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by 2.50% or less over this performance period, then there is no adjustment to the Fund's base fee. If the Concentrated Growth Fund outperformed (or underperformed) the S&P 500 Index by more than 2.50% over this performance period, then Turner's advisory fees would increase (or decrease) by $8,493 ($25,000,000 x 0.40%, x 31/365).

Assuming that the Concentrated Growth Fund's average net assets over a one- and 12-month period ending March 31 is $100,000,000 and that it is not a leap year, outperformance by more than 2.50% over the same performance period would increase Turner's base advisory fees of $93,424 by $33,972 ($100,000,000 x 0.40%, x 31/365). Underperformance would decrease it by the same amount.

The performance fee arrangement works in precisely the same fashion for each of the Concentrated Growth and New Enterprise Funds.

Board Considerations in Approving the Advisory Agreements. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from Turner and TIM. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contracts for the Funds (other than the Large Cap Value Fund) is available in the Funds' semi-annual report for the period ended March 31, 2006.

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2006:


CONCENTRATED GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      Robert E. Turner          18 Accounts     36 Accounts     75 Accounts       2        $792     NONE      $0       1      $514
                                                                               Accounts  million                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $2.4 billion   $1.1 billion    $8.8 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Christopher K. McHugh       19 Accounts    32 Accounts     77 Accounts        3       $816      NONE      $0       1      $514
                                                                               Accounts  million                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $4.1 billion   $690 million    $5.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       Bill McVail               9 Accounts    8 Accounts      48 Accounts      NONE       $0       NONE      $0       1      $514
                                                                                                                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $1.1 billion   $141 million    $3.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

CORE GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment         Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number           Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      Robert E. Turner          18 Accounts     36 Accounts     75 Accounts       2        $792     NONE      $0       1      $514
                                                                               Accounts  million                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
        (Co-Manager)            $2.3 billion   $1.1 billion    $8.8 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
     Robb J. Parlanti            8 Accounts     28 Accounts     47 Accounts     NONE       $0       NONE      $0       1      $514
                                                                                                                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)             $830 million   $982 million    $5.0 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
         Mark Turner            13 Accounts     33 Accounts    70 Accounts        1       $754      NONE      $0       1       $0
                                                                               Account   million                    Account
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $2.1 billion   $1.1 billion    $7.4 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

EMERGING GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment         Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number           Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      Frank L. Sustersic         5 Accounts     7 Accounts     47 Accounts       1         $65      NONE      $0      3       $117
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $453 million   $89 million     $2.3 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
        Bill McVail              9 Accounts     8 Accounts      48 Accounts     NONE       $0       NONE      $0      3       $117
                                                                                                                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $628 million   $141 million    $3.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
     Heather F. McMeekin         1 Account      2 Accounts     10 Accounts        1        $49      NONE      $0     NONE      $0
                                                                               Account   million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)             $49 million       $325         $351 million
                                                thousand
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

LARGE CAP GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled   Other Accounts
                               Investment     Investment
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      Robert E. Turner          18 Accounts     36 Accounts     75 Accounts       2        $792     NONE      $0       1      $514
                                                                               Accounts  million                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $2.5 billion   $1.1 billion    $8.8 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
         Mark Turner            13 Accounts    33 Accounts     70 Accounts        1       $754     NONE       $0       1      $514
                                                                               Account   million                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $2.2 billion   $1.1 billion    $7.4 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
     Robb J. Parlanti            8 Accounts    28 Accounts      47 Accounts     NONE       $0       NONE      $0      1       $514
                                                                                                                    Account  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)             $807 million   $982 million    $5.0 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

MIDCAP GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Christopher K. McHugh       19 Accounts    32 Accounts     77 Accounts        3       $816      NONE      $0      5       $239
                                                                               Accounts  million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $3.0 billion   $690 million    $5.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       Tara Hedlund              9 Accounts    22 Accounts     18 Accounts        1        $24      NONE      $0       2      $121
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $1.7 billion   $412 million    $956 million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Jason Schrotberger          13 Accounts    26 Accounts     55 Accounts        1        $24      NONE      $0       5      $239
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $2.0 billion   $500 million    $2.9 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

NEW ENTERPRISE FUND


-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Christopher K. McHugh       19 Accounts    32 Accounts     77 Accounts        3       $816      NONE      $0      5       $239
                                                                               Accounts  million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $4.1 billion   $690 million    $5.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Jason Schrotberger          13 Accounts    26 Accounts     55 Accounts        1        $24      NONE      $0       5      $239
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $3.2 billion   $500 million    $2.9 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       Tara Hedlund              9 Accounts    22 Accounts     18 Accounts        1        $24      NONE      $0       2      $121
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $2.7 billion   $412 million    $956 million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

SMALL CAP GROWTH FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       Bill McVail               9 Accounts    8 Accounts      48 Accounts      NONE       $0       NONE      $0       3      $117
                                                                                                                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Lead Manager)           $934 million   $141 million    $3.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Christopher K. McHugh       19 Accounts    32 Accounts     77 Accounts        3       $816      NONE      $0      5       $239
                                                                               Accounts  million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co- Manager)            $3.9 billion   $690 million    $5.5 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      Frank L. Sustersic         5 Accounts     7 Accounts     47 Accounts       1         $65      NONE      $0      3       $117
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $760 million    $89 million    $2.3 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
    Jason Schrotberger          13 Accounts    26 Accounts     55 Accounts        1        $24      NONE      $0       5      $239
                                                                               Account   million                   Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $2.9 billion   $500 million    $2.9 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

SMALL CAP EQUITY FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
        Tom Dibella              4 Accounts    26 Accounts     19 Accounts        2       $329      NONE      $0     NONE      $0
                                                                               Accounts  million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      (Lead Manager)            $176 million   $796 million    $1.4 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       Kenneth Gainey            4 Accounts    26 Accounts     19 Accounts        2        $329     NONE      $0     NONE      $0
                                                                              Accounts   million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
       (Co-Manager)            $176 million   $796 million    $1.4 billion
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------

LARGE CAP VALUE FUND

-----------------------------  ----------------------------------------------- -----------------------------------------------------
(A)(1) PORTFOLIO MANAGER'S     (a)(2) Number of other accounts managed         (a)(3) For each categories in (a)(2) Number of
NAME                           within each category and the total assets in     accounts and the total assets in the accounts with
(as listed on the Prospectus)  the accounts managed within each category        respect to which the advisory fee is based on the
                                                                                performance of the account

-----------------------------  ---------------------------------------------- ------------------------------------------------------
                               (A)             (B)            C.                Registered    Other Pooled   Other Accounts
                                                                                Investment     Investment
                                                                                Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- --------------  -------------  --------------
                               Registered    Other Pooled         Other
                               Investment     Investment        Accounts
                               Companies       Vehicles
-----------------------------  -------------- -------------- ---------------- ----------- ------------ ----------- ---------
                                                                                Number             Number          Number
                                                                                 of       Total     of      Total    of      Total
                                                                               Accounts   Assets  Accounts  Assets Accounts  Assets
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
        David Kovacs              1 Account      9 Accounts      1 Account       NONE       $0       NONE      $0     NONE     $0

-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------
      (Lead Manager)             $70 million   $20 million     $92 million
-----------------------------  -------------- -------------- ---------------- ---------  -------  --------  ------ --------- -------


Conflicts of Interest. As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Funds where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, relating to the voting of proxies, relating to employee personal securities trading, relating to the side by side management of accounts with performance based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

Compensation. Turner's and TIM's investment professionals receive a base salary commensurate with their level of experience. Turner's and TIM's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer ("CIO") is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Portfolio Managers - Portfolio Manager's Ownership of Securities in the Fund

The table below provides beneficial ownership of shares of the portfolio managers of the Funds as of December 31, 2006. Please note that the table provides a dollar value of each portfolio manager's holdings in each Fund (none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000,
$500,001-$1,000,000, over $1,000,000).

------------------------------------- --------------------------------------- ----------------------------------------
Name of Fund                          Name of Portfolio Manager               Dollar Range of equity securities in
                                                                              the Fund beneficially owned by the
                                                                              Portfolio Manager
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Concentrated Growth Fund              Robert E. Turner                        Over $500,000
                                      Christopher K. McHugh                   $10,001-$50,000
                                      Bill McVail                             $50,001-$100,000
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Core Growth Fund                      Robert E. Turner                        Over $500,000
                                      Mark Turner                             Over $500,000
                                      Robb J. Parlanti                        $100,001-$500,000
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------



------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Emerging Growth Fund                  Frank L. Sustersic                      $100,001-$500,000
                                      Bill McVail                             $100,001-$500,000
                                      Heather F. McMeekin                     $10,001-$50,000
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Large Cap Growth Fund                 Robert E. Turner                        Over $500,000
                                      Mark Turner                             None
                                      Robb J. Parlanti                        $100,001-$500,000
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Midcap Growth Fund                    Christopher K. McHugh                   Over $500,000
                                      Tara Hedlund                            $10,001-$50,000
                                      Jason Schrotberger                      $10,001-$50,000
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
New Enterprise Fund                   Christopher K. McHugh                   Over $500,000
                                      Jason Schrotberger                      None
                                      Tara Hedlund                            None
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Growth Fund                 Bill McVail                             $50,001-$100,000
                                      Christopher K. McHugh                   $10,001-$50,000
                                      Frank L. Sustersic                      None
                                      Jason D. Schrotberger                   None
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Small Cap Equity Fund                 Tom Dibella                             $100,001-$500,000
                                      Kenneth Gainey                          None
------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------

------------------------------------- --------------------------------------- ----------------------------------------
------------------------------------- --------------------------------------- ----------------------------------------
Large Cap Value Fund                  David E. Kovacs                         $100,001-$500,000
------------------------------------- --------------------------------------- ----------------------------------------


THE ADMINISTRATOR

The Trust and Turner (the "Administrator") have entered into administration agreements (the "Administration Agreements"). The Administration Agreements provide that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreements, Turner may enter into agreements with service providers to provide administration services to the Trust on behalf of Investor Class Shares. The Administration Agreements shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

SEI Investments Global Funds Services ("SIGFS") serves as the Trust's Sub-Administrator. SIGFS has its principal business offices at One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Funds paid the following administrative fees (net of waivers).

-------------------------------- ---------------------------------------------------------
                                                 Administrative Fees Paid
                                 ---------------------------------------------------------
                                 ------------------ ------------------- ------------------
                                       2004                2005               2006
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Concentrated Growth Fund                   $68,985             $51,616            $53,461
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Core Growth Fund(1)                         $8,057             $20,818            $38,069
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Emerging Growth Fund                      $487,156            $646,448           $832,430
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Large Cap Growth Fund                     $137,997             $86,987            $45,241
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Midcap Growth Fund                      $1,294,055          $1,403,035         $1,617,284
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
New Enterprise Fund                        $25,778             $16,892            $26,531
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Small Cap Growth Fund                     $326,849            $368,471           $389,374
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Small Cap Equity Fund                      $30,716             $75,887           $112,047
-------------------------------- ------------------ ------------------- ------------------
-------------------------------- ------------------ ------------------- ------------------
Large Cap Value Fund(2)                 --                  --                       $776
-------------------------------- ------------------ ------------------- ------------------

(1) From May 7, 2004 until the reorganization of the Predecessor Fund into the Core Growth Fund on February 25, 2005, CIMCO served as the administrator to the Predecessor Fund. Prior to October 1, 2001, SIGFS served as the administrator for the Predecessor Fund. From October 1, 2001 until May 7, 2004, Turner served as the Predecessor Fund's administrator.
(2)      The Large Cap Value Fund commenced operations on October 10, 2005.

DISTRIBUTION AND SHAREHOLDER SERVICES

The Funds' shares are offered on a continuous basis by SEI Investments Distribution Co. (the "Distributor"). The Distributor has agreed to use appropriate efforts to solicit purchase orders. The Distributor's principal place of business is One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Distribution Agreement between the Trust and the Distributor shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually after the initial two year period. The Distribution Agreement may be terminated by: (i) the Distributor or a majority vote of the Trustees who are not interested persons (as that term is defined in the 1940
Act) and have no financial interest in the Distribution Agreement upon not less than 60 days' prior written notice by either party, without penalty; or (ii) upon its assignment.

The Funds have adopted a Distribution Plan for Investor Class and Retirement Class Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. The Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties.

In addition, the Funds may enter into such arrangements directly. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of the Fund's average daily net assets attributable to Investor Class or Retirement Class Shares that are subject to the arrangement in return for providing a broad range of distribution services, including: (i) compensation for its services in connection with distribution assistance; or (ii) a source of payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries ("Service Providers") as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. Currently, the Retirement Class Shares of the Midcap Growth Fund pay the Distributor 0.25% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Shareholder Services Plans"). Under the Shareholder Services Plans, Service Providers are entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Investor Class and Retirement Class Shares that are subject to the arrangement in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. Currently, Investor Class Shares of the Core Growth Fund, Midcap Growth Fund, Small Cap Growth Fund, Emerging Growth Fund, Small Cap Equity Fund, Concentrated Growth Fund and New Enterprise Fund and Retirement Class Shares of the Midcap Growth Fund pay 0.25% in shareholder servicing fees.

For the fiscal year ended September 30, 2006, the Funds paid the following in Distribution and Shareholder Servicing fees (net of waivers):

------------------------------------------- -------------------------------------------------------------------------------
                                                                                 2006
------------------------------------------- -------------------------------------------------------------------------------
------------------------------------------- ----------------------------------- -------------------------------------------

                                                  Distribution Fees Paid             Shareholder Servicing Fees Paid
------------------------------------------- ----------------------------------- -------------------------------------------
------------------------------------------- ----------------------------------- -------------------------------------------
Core Growth Fund -
  Investor Class Shares                                     $0                                   $16,001
------------------------------------------- ----------------------------------- -------------------------------------------
------------------------------------------- ----------------------------------- -------------------------------------------
Midcap Growth Fund -
  Retirement Class Shares                                 $5,543                                  $5,543
------------------------------------------- ----------------------------------- -------------------------------------------
------------------------------------------- ----------------------------------- -------------------------------------------
Small Cap Equity Fund
  Investor Class Shares                                  $27,612                                    $0
------------------------------------------- ----------------------------------- -------------------------------------------

Subject to applicable laws and regulations, Turner, TIM, the Distributor and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' Prospectus and this Statement of Additional Information for distribution and shareholder servicing and processing. These Additional Payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, Turner, TIM, the Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Turner, TIM, the Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, Turner, TIM, the Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. Turner, TIM, the Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts and the 1940 Act. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Certain information about the Trust's Trustees and Executive Officers is set forth below. Each may have held other positions with the named companies during that period. Certain officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.


                                                                                     Number of
                        Position Held                                              Portfolios in
 Name, Address and      with Trust and                                           Complex Overseen         Other
       Age(1)             Length of        Principal Occupation(s) during Past      by Trustee        Directorships
                          Service(2)                     5 Years                                          Held

Interested Trustee*
Robert E. Turner      Trustee (since      Chairman and Chief Investment                 11          Bradley
(50)                  1996)               Officer, Turner (since 1990).                             University, The
                                                                                                    Crossroads
                                                                                                    School, City
                                                                                                    Team Ministries

* Mr. Turner is deemed to be an "Interested Trustee" by virtue of his relationship with Turner.

Non-Interested Trustees

Alfred C. Salvato     Chairman of the     Associate Vice President and                  11
(48)                  Board (since        Treasurer, Thomas Jefferson
                      2004); Trustee      University Health Care Pension Fund
                      (since 1996)        (since 2003) Treasurer since 1995.

Janet F. Sansone      Trustee (since      Self employed.  Consultant (since             11
(61)                  1996)               1999); Senior Vice-President of
                                          Human Resources, Frontier
                                          Corporation (telecommunications
                                          company) (1993-1999).

John T. Wholihan      Trustee (since      Dean and Professor, Loyola Marymount          11          AACSB
(68)                  1996)               University (since 1984).                                  International


Executive Officers

Thomas R. Trala, Jr.  President (since    Chief Operating Officer (since 2004)
(40)                  2004)               and Chief Financial Officer (since
                                          1995), Turner.


                                                                                     Number of
                        Position Held                                              Portfolios in
 Name, Address and      with Trust and                                           Complex Overseen         Other
       Age(1)             Length of        Principal Occupation(s) during Past      by Trustee        Directorships
                          Service(2)                     5 Years                                          Held

Michael Lawson        Controller and      Director, Fund Accounting, SEI
SEI                   Chief Financial     Investments (since 2005); Manager,
One Freedom Valley    Officer (since      Fund Accounting (since 1998).
Drive,                2005)
Oaks, PA 19456
(45)

Timothy D. Barto      Vice-President      Vice-President and Assistant
SEI                   and Assistant       Secretary, SEI Investments (since
One Freedom Valley    Secretary (since    December 1999).
Drive,                2000)
Oaks, PA 19456
(38)

Brian F. McNally      Vice-President      General Counsel and Chief Compliance
(48)                  (since 2002),       Officer (since 2004), Deputy General
                      Secretary and       Counsel (2002-2004), Turner;
                      Chief Compliance    Assistant General Counsel, Bank of
                      Officer (since      America (1997-2002).
                      2004)

Calvin Fisher         Vice-President      Director - Mutual Fund
(35)                  and Assistant       Administration and Compliance (since
                      Secretary (since    2005); Manager, Mutual Fund
                      2006)               Administration (since 2000)



(1) Each Trustee and executive officer, unless noted otherwise, may be contacted by writing to such Trustee or officer c/o Turner Funds, 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, Attn: Turner Chief Legal Officer.

(2) Each Trustee serves until his or her respective successor has been duly elected and qualified. Each officer serves a one-year term.

Board Standing Committees.  The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee that is composed of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; (iii) serving as a channel of communication between the independent auditor and the Trustees; (iv) reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Sub-Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (v) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; (vii) reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (viii) other audit related matters. The Audit Committee meets at least once a quarter, and as otherwise necessary. During the fiscal year ended September 30, 2006, the Audit Committee met four times.

o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of Mr. Salvato and various representatives of the Trust's service providers, as appointed by the Board. Ms. Sansone and Dr. Wholihan serve as alternates in the event that the Mr. Salvato is unavailable for a Committee meeting. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

Fund Shares Owned By Trustees. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Turner Funds as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act, as amended.

-------------------------- ------------------------------------------------------- ----------------------------------
                                                                                   Aggregate Dollar Range of Shares
Name                                 Dollar Range of Fund Shares (Fund)                       (All Funds)
-------------------------- ------------------------------------------------------- ----------------------------------
-------------------------- ------------------------------------------------------- ----------------------------------
Robert Turner              Concentrated Growth Fund - Over $100,000                Over $100,000
                           Core Growth Fund - Over $100,000
                           Emerging Growth Fund - Over $100,000
                           Large Cap Growth Fund - Over $100,000
                           Midcap Growth Fund - Over $100,000
                           New Enterprise Fund - Over $100,000
                           Small Cap Equity Fund - Over $100,000
                           Large Cap Value Fund - Over $100,000
-------------------------- ------------------------------------------------------- ----------------------------------
-------------------------- ------------------------------------------------------- ----------------------------------
Alfred C. Salvato          $0                                                      $0
-------------------------- ------------------------------------------------------- ----------------------------------
-------------------------- ------------------------------------------------------- ----------------------------------
Janet F. Sansone           Emerging Markets Growth Fund - $10,001-$50,000          $10,001 - $50,000
-------------------------- ------------------------------------------------------- ----------------------------------
-------------------------- ------------------------------------------------------- ----------------------------------
John T. Wholihan           Concentrated Growth Fund - $1 - $10,000                 $1 - $10,000
-------------------------- ------------------------------------------------------- ----------------------------------


Ownership in Securities of Turner and Related Companies. As reported to the Trust, the independent Trustees and their immediate family members did not own any securities issued by the Trust's Advisers or Distributor or any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with the Trust's Advisers or Distributor.

Compensation. The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $35,000 ($41,000 for the Board Chairman) payable quarterly. Each Audit Committee Member receives an annual retainer of $2,000 ($4,000 for the Audit Committee Chairman); and each Valuation Committee Member receives an annual retainer of $1,000. In addition, independent Trustees receive $3,000 ($4,000 for the Board Chairman) for each regular or special board meeting (provided, however, that in the event that a special meeting is held telephonically and no resolutions are passed, then each independent Trustee will receive $1,500 for such meeting), $2,000 ($3,000 for the Audit Committee Chairman) for each audit committee meeting and $250 per fair value telephone meeting. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. Brian F. McNally receives annual compensation from the Trust (currently $145,000) for serving as the Trust's chief compliance officer ("CCO"). In addition, Mr. McNally is reimbursed for out-of-pocket expenses in connection with his serving as CCO. During the fiscal year ended September 30, 2006, the current Trustees received the following compensation from the Trust for serving on the Board, and Mr. McNally received the following compensation from the Trust for serving as Chief Compliance Officer:

---------------------------- ------------------------- ------------------- --------------- ---------------------------
Name of Person,                                           Pension or                        Total Compensation From
                                Aggregate Compensation    Retirement         Estimated      Trust and Fund Complex
                                From Trust for the      Benefits Accrued       Annual       Paid to Trustees for the
                                Fiscal Year Ended       as Part of Fund    Benefits Upon       Fiscal Year Ended
Position                        September 30, 2006          Expenses         Retirement        September 30, 2006
---------------------------- ------------------------- ------------------- --------------- ---------------------------
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Robert Turner (1)                       $0                     $0                $0                    $0
---------------------------- ------------------------- ------------------- --------------- ---------------------------
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Alfred C. Salvato (2)                $58,250                   $0                $0                 $58,250
---------------------------- ------------------------- ------------------- --------------- ---------------------------
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Janet F. Sansone (2)                 $40,750                   $0                $0                 $40,750
---------------------------- ------------------------- ------------------- --------------- ---------------------------
---------------------------- ------------------------- ------------------- --------------- ---------------------------
John T. Wholihan (2)                 $40,500                   $0                $0                 $40,500
---------------------------- ------------------------- ------------------- --------------- ---------------------------
---------------------------- ------------------------- ------------------- --------------- ---------------------------
Brian F. McNally(3)                  $120,000                  $0                $0                 $120,000
---------------------------- ------------------------- ------------------- --------------- ---------------------------

(1) Mr. Turner is an "interested person" of the Trust, as the term is defined in the 1940 Act, by virtue of his controlling ownership interest in the Adviser. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of officers and interested persons of the Trust is paid by Turner.

(2)   Member of the Audit Committee.

(3)   Chief Compliance Officer.

As of December 31, 2006, the Trustees and officers of the Trust as a group owned approximately 12%, 1%, 1% , 5% , 1% , 3% , less than 1% , 1% and 19% of the outstanding shares of the Turner Concentrated Growth Fund, Turner Core Growth Fund, Turner Emerging Growth Fund, Turner Large Cap Growth Fund, Turner Midcap Growth Fund, Turner New Enterprise Fund, Turner Small Cap Growth Fund, Turner Small Cap Equity Fund, and Turner Large Cap Value Fund, respectively.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The total return of a Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST Systems, Inc., P.O. Box 219805, Kansas City, Missouri 64121-9805 (the "Transfer Agent") or a designated financial intermediary (as described below) on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions, and may have to pay taxes on capital gains from the sale.

The Funds' net asset value per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customary holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, Turner, TIM, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Trust's Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Fund's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Federal - General Information. Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

         First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies or net income derived from an interest in a qualified publicly traded partnership.

         Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

         Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

         Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

As of September 30, 2006, the following Funds had capital loss carry forwards approximating the amount (in thousands) indicated for federal tax purposes.

--------------------------- ----------------------------------------------------------------------------
                                          Expiring September 30
--------------------------- ----------------------------------------------------------------------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
                                2009            2010           2011           2013            2014
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
Concentrated Growth Fund       $11,053        $132,529        $12,850
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
Core Growth Fund                                              $1,578                          $200
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
Large Cap Growth Fund                          $1,115         $15,138
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
Midcap Growth Fund                            $287,548       $129,499
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
New Enterprise Fund             $674          $10,777          $385           $248
--------------------------- -------------- --------------- -------------- -------------- ---------------
--------------------------- -------------- --------------- -------------- -------------- ---------------
Small Cap Growth Fund                         $66,288         $25,994
--------------------------- -------------- --------------- -------------- -------------- ---------------

State and Local Taxes. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Financial Instruments. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Investments in Foreign Securities. A Fund, to the extent it invests in foreign securities, may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. Such Funds generally will be entitled to deduct such taxes in computing their income subject to tax (if any).

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this SAI. Such laws and regulations may be changed by legislative or administrative action. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are advised to consult their tax advisers with specific reference to their own tax situation, including the application of state and local taxes.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the federal, state, or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors about their own tax situations, including their foreign, state and local tax liabilities.

PORTFOLIO TRANSACTIONS

Turner and TIM are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While Turner and TIM generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Turner and TIM seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

Turner and TIM may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to Turner and TIM. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by Turner and TIM will be in addition to and not in lieu of the services required to be performed by Turner or TIM under the Advisory Agreements. If, in the judgment of Turner or TIM, a Fund or other accounts managed by Turner or TIM will be benefited by supplemental research services, Turner and TIM are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include: advice, either directly or through publications or writings, as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of Turner and TIM will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that Turner or TIM will find all of such services of value in advising that Fund.

For the fiscal years ended September 30, 2004, 2005 and 2006, the Funds' portfolio turnover rates were as follows.

------------------------------------- -------------------------------------------------------------------------------
                                                                 Portfolio Turnover Rate
                                      -------------------------------------------------------------------------------
                                      -------------------------- -------------------------- --------------------------
                                                2004                       2005                       2006
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Concentrated Growth Fund                       498.78%                    329.52%                    250.81%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Core Growth Fund                                104%                      136.36%                    123.67%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Emerging Growth Fund                           122.45%                    73.50%                     77.87%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Growth Fund                          165.94%                    154.66%                    194.17%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Midcap Growth Fund                             167.17%                    151.63%                    134.55%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
New Enterprise Fund                            382.08%                    226.82%                    234.62%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Growth Fund                          151.02%                    152.96%                    154.27%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Small Cap Equity Fund                          221.99%                    170.22%                    143.43%
------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------- -------------------------- -------------------------- --------------------------
Large Cap Value Fund                             --                         --                       251.67%
------------------------------------- -------------------------- -------------------------- --------------------------

(1) Core Growth Fund Investor Class Shares commenced operations on August 1,
2005.

(2) Large Cap Value Fund commenced operations on October 10, 2005.

The brokerage commissions paid by each Fund for the fiscal years ended September 30, 2004, 2005 and 2006 were as follows:

------------------------------------- -------------------------------------------------------
                                        Total Dollar Amount of Brokerage Commissions Paid
                                      -------------------------------------------------------
                                      --------------- ------------------ --------------------
                                           2004             2005                2006
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Concentrated Growth Fund                    $816,982           $286,569             $179,446
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Core Growth Fund*                            $13,563            $47,408             $147,656
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Emerging Growth Fund                      $1,991,657           $998,959           $1,088,774
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Large Cap Growth Fund                       $437,952           $186,022             $100,895
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Midcap Growth Fund                        $4,857,212         $3,357,272           $2,468,267
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
New Enterprise Fund                         $346,963           $107,268             $116,887
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Small Cap Growth Fund                     $1,658,068         $1,215,877           $1,065,750
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Small Cap Equity Fund                       $258,861           $300,396             $302,652
------------------------------------- --------------- ------------------ --------------------
------------------------------------- --------------- ------------------ --------------------
Large Cap Value Fund**                      --               --                         $251
------------------------------------- --------------- ------------------ --------------------

* For the period October 1, 2001 to September 30, 2004, the brokerage commissions were paid by the Predecessor Fund to its distributor.
** Large Cap Value Fund commenced operations on October 10, 2005.

The brokerage commissions paid by each Fund to the Distributor for the fiscal years ended September 30, 2004, 2005 and 2006 were as follows (amounts for the fiscal year ended September 30, 2004 were paid to the Funds' former distributor):

                           --------------------------------- -------------------------------------------------------------
                                                                 Total Dollar Amount of Brokerage Commissions Paid to
                                                                                     Distributor
                                                             -------------------------------------------------------------
                                                             ---------------------- ------------------ --------------------
                                                                     2004                 2005                2006
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Concentrated Growth Fund                       $343,583                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Core Growth Fund*                                $1,418                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Emerging Growth Fund                           $211,283                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Large Cap Growth Fund                           $64,045                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Midcap Growth Fund                             $524,397                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           New Enterprise Fund                            $128,257                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Small Cap Growth Fund                          $180,040                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Small Cap Equity Fund                           $13,714                 $0                   $0
                           --------------------------------- ---------------------- ------------------ --------------------
                           --------------------------------- ---------------------- ------------------ --------------------
                           Large Cap Value Fund**                     --                   --                           --
                           --------------------------------- ---------------------- ------------------ --------------------

* For the period October 1, 2001 to September 30, 2004, the brokerage commissions were paid by the Predecessor Fund to its distributor.
** Large Cap Value commenced operations on October 10, 2005.

For the fiscal year ended September 30, 2006, the percentage of brokerage commissions paid by each Fund to the Distributor, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

---------------------------------- ------------------------------- --------------------------
                                                                      Percentage of Fund
                                                                    Transactions Involving
                                     Percentage of Commissions      Commission Payments to
                                        Paid to Distributor               Distributor
                                   ------------------------------- --------------------------
                                   -------------------------------

---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Concentrated Growth Fund                         0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Core Growth Fund                                 0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Emerging Growth Fund                             0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Large Cap Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Midcap Growth Fund                               0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
New Enterprise Fund                              0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Small Cap Growth Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Small Cap Equity Fund                            0%                           0%
---------------------------------- ------------------------------- --------------------------
---------------------------------- ------------------------------- --------------------------
Large Cap Value Fund                             0%                           0%
---------------------------------- ------------------------------- --------------------------

The total amount of securities of Broker/Dealers held by each Fund for the fiscal year ended September 30, 2006 were as follows:

------------------------------------------- ------------------------------------- ------------------- ----------------
                   Fund                            Name of Broker/Dealer           Total Amount of        Type of
                                                                                   Securities Held       Security
                                                                                       by Fund
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Concentrated Growth Fund                                    None                          $0          N/a
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Core Growth Fund                            Goldman Sachs Group                       $2,693,186      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            T. Rowe Price Group                       $2,040,803      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Charles Schwab                            $1,874,309      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Emerging Growth Fund                        Pension Worldwide Inc.                    $3,418,039      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Large Cap Growth Fund                       Charles Schwab                             $341,532       Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Goldman Sachs Group                        $329,882       Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Midcap Growth Fund                          T. Rowe Price Group                      $19,785,018      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Affiliated Managers Group                $11,903,079      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            E*Trade Financial                         $9,010,903      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Investment Technology Group               $7,075,423      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Jeffries Group                            $6,535,905      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
New Enterprise Fund                         E*Trade Financial                          $446,826       Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Small Cap Growth Fund                       Greenhill                                 $2,073,599      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Investment Technology Group               $1,824,458      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            optionsXpress Holdings                    $1,218,356      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Pension Worldwide Inc.                    $1,178,597      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Small Cap Equity                            GFI Group                                 $1,091,978      Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Waddell & Reed Financial, Cl A             $875,160       Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
Large Cap Value Fund                        JP Morgan Chase                            $19,723        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Lehman Brothers Holdings                    $9,602        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Morgan Stanley                              $9,478        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Merrill Lynch                               $8,604        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Bear Stearns                                $8,406        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            Goldman Sachs Group                         $6,767        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            A.G. Edwards                                $5,861        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------
------------------------------------------- ------------------------------------- ------------------- ----------------
                                            E*Trade Financial                           $4,545        Equity
------------------------------------------- ------------------------------------- ------------------- ----------------

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of series (i.e., portfolios) and shares of each series. Each share of a series represents an equal proportionate interest in that series with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Investor Class and Retirement Class Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes. All consideration received by the Trust for shares of any series or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Massachusetts business trust. Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for the Trustee's own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisers have each adopted a Code of Ethics pursuant to Rule 17j-1. This Code of Ethics applies to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Code of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, under the Trust's Code of Ethics, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of the Code of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to TIM (with respect to the Small Cap Equity Fund only), and to Turner (with respect to each other
Fund). TIM and Turner will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ended June 30, 2006, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-800-224-6312 or by writing to Turner Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. The Trust's report on Form N-PX is also available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 2006, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

--------------------------------- ------------------------------------------- -----------------
              Fund                             Name and Address                Percentage of
                                             of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Large Cap Growth Fund      National Financial Services Corp            48.89%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Citigroup Global Markets Inc.               17.21%
                                  333 West 34th St. - 3rd Floor
                                  New York, NY 10001-2402
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  PRIAC AS TTEE                               11.05%
                                  FBO Various Retirement Plans
                                  801 Pennsylvania Ave.
                                  Kansas City, MO 64105-1307
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Core Growth Fund - Class   Charles Schwab & Co. Inc.                   44.99%
I Shares                          Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            26.48%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  c/o Suntrust Bank                           13.53%
                                  SEI Private Trust Company
                                  One Freedom Valley Drive
                                  Oaks, PA 19456
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Core Growth Fund - Class   Charles Schwab & Co. Inc.                   97.22%
II Shares                         Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80246
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner MidCap Growth Fund -       Charles Schwab & Co. Inc.                   29.50%
Class I Shares                    Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
              Fund                             Name and Address                Percentage of
                                             of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            28.76%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner MidCap Growth Fund -       Counsel Trust DBA Mid Atlantic              54.15%
Class II Shares                   Trust Company FBO
                                  Lone Star 401 K Plan
                                  235 Saint Charles Way, Suite 100
                                  York, PA 17402-4693
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Mercer Trust Company                        23.08%
                                  FBO Plumbers & Steamfitters Local 21
                                  Annuity Fund
                                  Attn OC Plan Admin
                                  1 Investors Way
                                  Norwood, MA 02062-1599
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Counsel Trust FBO                           5.98%
                                  Dean Machinery CO P/S/P
                                  The Times Building
                                  336 Fourth Avenue
                                  Pittsburgh, PA 15222-2011
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Growth Fund      Charles Schwab & Co. Inc.                   30.06%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            15.09%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  The Vanguard Fiduciary Trust Co             14.50%
                                  P.O. Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Southern California Edison Stock Savings     6.36%
                                  Plan by State Street Bank
                                  401(k) Plan
                                  105 Rosemont Rd.
                                  Westwood, MA 02090-2318
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Small Cap Equity Fund      Charles Schwab & Co. Inc.                   24.87%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
              Fund                             Name and Address                Percentage of
                                             of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  The Vanguard Fiduciary Trust Co             17.83%
                                  P.O. Box 2600 VM 613
                                  Attn Outside Funds
                                  Valley Forge, PA 19482-2600
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Balsa & Co. (Dividend Reinvest)             15.30%
                                  14221 Dallas Parkway
                                  Dallas, TX 75254-2942
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            12.32%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Bank of Ireland Group US                    5.28%
                                  FBO Retirement Plan
                                  75 Holly Hill Ln
                                  Greenwich, CT 06830-6098
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Concentrated Growth Fund   Charles Schwab & Co. Inc.                   26.60%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  PIMS/Prudential Retirement                  13.53%
                                  As Nominee for the Sheet Metal Workers
                                  Local 19
                                  1301 S. Columbus Blvd., 1st Floor
                                  Philadelphia, PA 19147-5505
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  PRIAC AS TTEE                               11.08%
                                  FBO Various Retirement Plans
                                  801 Pennsylvania Ave.
                                  Kansas City, MO 64105-1307
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Carolyn Turner TR                           5.79%
                                  Robert E. Turner Jr. Trust
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Mark D. Turner                              5.23%
                                  1205 Westlakes Dr., Suite 100
                                  Berwyn, PA 19312-2411
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner New                        Charles Schwab & Co. Inc.                   31.42%
Enterprise Fund                   Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------

--------------------------------- ------------------------------------------- -----------------
              Fund                             Name and Address                Percentage of
                                             of Beneficial Owner               Fund's Shares
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Financial Services Corp            14.13%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  National Investor Services FBO              8.39%
                                  55 Water Street, 32nd Floor
                                  New York, NY 10041-3299
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Large Cap Value Fund       David Kovacs                                72.01%
                                  10 Steeplechase Lane
                                  Malvern, PA 19355-3400
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Robert E. Turner & Carolyn W. Turner JTTEN  18.00%
                                  9 Horseshoe Lane
                                  Paoli, PA 19301-1909
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  SEI Trust Company Cust                      9.45%
                                  IRA R/O James J. Porter
                                  1314 Fairview Ct.
                                  Woodlyn, PA 19094-1119
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
Turner Emerging Growth Fund       National Financial Services Corp            48.67%
                                  FBO Our Customers
                                  200 Liberty Street
                                  One World Financial Center
                                  New York, NY 10281-1003
--------------------------------- ------------------------------------------- -----------------
--------------------------------- ------------------------------------------- -----------------
                                  Charles Schwab & Co. Inc.                   33.85%
                                  Attn Mutual Funds/Team S
                                  4500 Cherry Creek Dr. S Fl 3
                                  Denver, CO 80209
--------------------------------- ------------------------------------------- -----------------


CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, whose offices are located at 1601 Market Street, Philadelphia, PA 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, located at One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS
The Trust's Financial Statements for the fiscal year ended September 30, 2006, including KPMG LLP's Report of Independent Registered Public Accounting Firm are included in the Trust's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Reports may be obtained free of charge by calling the Trust at 1-800-224-6312 or by writing to Turner Funds, P.O. Box 219805, Kansas City, MO 64121-9805. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Turner Funds, from the EDGAR Database on the SEC's website www.sec.gov.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


Short-Term Credit Ratings


         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:


         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.


         "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.


         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.


         Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


         Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.


         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the associated issuer or issue.

         "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.


         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:


         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.


         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.


         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.


         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.


         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.


         "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.


         "R-5" - Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.


         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.


         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.


         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


         The following summarizes long-term ratings used by Fitch:


         "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.


         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.


         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


         "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.


         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the associated issue or issuer.

         The following summarizes the ratings used by DBRS for long-term debt:


         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.


         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.


         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.


         "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.


         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.


         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.


         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.


         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

Municipal Note Ratings


         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and


   o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:


         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.


         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.


         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.


         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.


         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.


Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.


DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
C/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.


Adopted:  July 1, 2003
Last revised:     July 15, 2005

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

         (a)(1) Agreement and Declaration of Trust of the Registrant dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.

         (a)(2) Certificate of Amendment to Agreement and Declaration of Trust dated March 28, 1997 is incorporated by reference to
                    Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.

         (a)(3) Certificate of Amendment to the Agreement and Declaration of Trust dated August 17, 2001 is incorporated by reference to Exhibit a(3) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.

         (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.

         (c)        Not applicable.


         (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

         (d)(2) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.


         (d)(3) Form of Amended and Restated Investment Management Agreement between the Registrant and Turner Investment Management LLC is incorporated by reference to Exhibit (d)(3) of the Registrant's Post-Effective Amendment No. 43 as filed on November 17, 2006.


         (d)(4) Amended Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (d)(4) of the Registrant's Post-Effective Amendment No. 41 as filed on October 7, 2005.


         (d)(5) Amendment to Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (d)(5) of the Registrant's Post-Effective Amendment No. 38 as filed on May 31, 2005.

         (d)(6) Amendment to Schedule A to the Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to exhibit (d)(6) of the Registrant's Post-Effective Amendment No. 45 as filed on November 17, 2006.


         (e) Distribution Agreement between the Registrant and SEI Investments Distribution Co. is incorporated by reference to Exhibit (q) of the Registrant's Post-Effective Amendment No. 42 as filed on January 27, 2006.


         (f)        Not applicable.


         (g)(1) Custodian Agreement between the Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g) of the Registrant's Post-Effective Amendment No. 32 as filed on January 28, 2003.


         (g)(2) Amended Schedule A to the Custodian Agreement between the Registrant and PFPC Trust Company is incorporated by reference to Exhibit (g)(2) of the Registrant's Post-Effective Amendment No. 43 as filed on November 17, 2006.


         (h)(1) Amended and Restated Administration Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (h)(1) of the Registrant's Post-Effective Amendment No. 38 as filed on May 31, 2005.


         (h)(2) Class II Administration Agreement between the Registrant and Turner Investment Partners, Inc. is incorporated by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 38 as filed on May 31, 2005.


         (h)(3) Sub-Administration Agreement between Turner Investment Partners, Inc., and SEI Investments Mutual Fund Services is incorporated by reference to Exhibit h(2) of the Registrant's Post-Effective Amendment No. 21 as filed on January 28, 2002.


         (h)(4) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit h(3) of the Registrant's Post-Effective Amendment No. 11 as filed on January 23, 1998.

         (h)(5)     Expense Limitation Agreement is filed herewith.

         (h)(6) Form of Amended and Restated Shareholder Services Plan is filed herewith.

         (i)(1)     Opinion of Counsel is incorporated by reference to Exhibit
                    (i) of the Registrant's Post-Effective Amendment No. 33 as filed on January 27, 2004.


         (i)(2) Opinion of Counsel with respect to Class I Shares of the Turner Core Growth Fund is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 36 as filed on January 31, 2005.

         (i)(3) Opinion of Counsel with respect to Class II Shares of the Turner Core Growth Fund is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 40 as filed on July 27, 2005.


         (i)(4) Opinion of Counsel with respect to Class I Shares of the Turner Large Cap Value Fund is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 41 as filed on October 7, 2005.


         (j)(1)     Consent of Counsel is filed herewith.


         (j)(2)     Consent of KPMG LLP is filed herewith.


         (k)        Not applicable.


         (l)        Not applicable.


         (m)(1) Amended and Restated Rule 12b-1 plan is incorporated by reference to Exhibit (m)(1) of the Registrant's Post-Effective Amendment No. 45 as filed on November 30, 2006.


         (n)(1) Amended Rule 18f-3 plan is incorporated by reference to Exhibit (n)(1) of the Registrant's Post-Effective Amendment No. 45 as filed on November 30, 2006.


         (o)        Not applicable.


         (p)(1) Code of Ethics for the Registrant is incorporated by reference to Exhibit (p)(1) of the Registrant's Post-Effective Amendment No. 16 as filed on March 31, 2000.


         (p)(2) Revised Code of Ethics for Turner Investment Partners, Inc. and Turner Investment Management LLC is incorporated by reference to Exhibit (p)(2) of the Registrant's Post-Effective Amendment No. 38 as filed on May 31, 2005.


         (q) Powers of Attorney of Alfred C. Salvato, Janet F. Sansone, Robert E. Turner and John T. Wholihan are incorporated by reference to Exhibit (q) of the Registrant's Post-Effective Amendment No. 45 as filed on November 30, 2006.


Item 24.  Persons Controlled by or under Common Control with Registrant:

See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust, which is incorporated by reference to Exhibit 1 of the Registration Statement, provides for the indemnification of the Registrant's Trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Advisers:

Turner Investment Partners, Inc. and Turner Investment Management LLC

Turner Investment Partners, Inc. and Turner Investment Management LLC (collectively, "Turner") performs investment advisory services for the Registrant and certain other accounts. Set forth below are the names, businesses and business addresses of certain directors, officer and partners of Turner.

Turner Investment Partners, Inc.
------------------------------------- ----------------------------------- -----------------------------------
   NAME AND POSITION WITH COMPANY               OTHER COMPANY                POSITION WITH OTHER COMPANY
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas R. Trala                       Turner Funds                        President
Chief Financial and Operating
Officer, Secretary                    Turner Investment Partners Pty.     Board Member & Chief Operating
                                      Ltd.                                Officer

                                      Turner Investment Management LLC    Board Member, President & Chief
                                                                          Operating Officer & Treasurer
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Mark D. Turner                        Turner Investment Management        Chairman
Vice Chairman of the Board;           LLC
President, Senior
Portfolio Manager
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Robert E. Turner                      Turner Funds                        Trustee
Chairman of the Board; Chief
Investment Officer; Chief Executive   Turner Investment Partners Pty.     Board Member
Officer                               Ltd.

                                      The Crossroads School               Trustee
                                   (Paoli, PA)

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------


Christopher K. McHugh                 None                                None
Board Member, Vice President,
Senior Portfolio Manager
------------------------------------- ----------------------------------- -----------------------------------

Turner Investment Management LLC
------------------------------------- ----------------------------------- -----------------------------------
   NAME AND POSITION WITH COMPANY               OTHER COMPANY                POSITION WITH OTHER COMPANY
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Mark D. Turner                        Turner Investment Partners, Inc.    See Above
Chairman and Board Member
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas R. Trala                       Turner Investment Partners, Inc.    See Above
Board Member; President; Chief
Operating Officer;                    Turner Funds
Treasurer
                                      Turner Investment Partners Pty.
                                      Ltd.

------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas J. Dibella                     None                                None
Member and Board Member
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Kenneth W. Gainey                     None                                None
Member and Board Member
------------------------------------- ----------------------------------- -----------------------------------

        The principal address of Turner Investment Partners and its subsidiaries Turner Investment Management LLC and Turner Investment Partners Pty. Ltd., is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312.

Item 27.  Principal Underwriters

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), also acts as distributor for:

         SEI Daily Income Trust
         SEI Liquid Asset Trust
         SEI Tax Exempt Trust
         SEI Index Funds
         SEI Institutional Managed Trust
         SEI Institutional International Trust The Advisors' Inner Circle Fund The Advisors' Inner Circle Fund II Bishop Street Funds SEI Asset Allocation Trust SEI Institutional Investments Trust HighMark Funds Oak Associates Funds CNI Charter Funds iShares Inc.
         iShares Trust
         JohnsonFamily Funds, Inc.
         Causeway Capital Management Trust
         The Japan Fund, Inc.
         Barclays Global Investors Funds

         The Arbitrage Funds

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)
------------------------------------------ --------------------------------------- ---------------------------------------
Name and Principal Business Address        Positions and Offices with Underwriter  Positions and Offices with Fund
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
William M. Doran                           Director                                --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Carl A. Guarino                            Director                                --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Edward D. Loughlin                         Director                                --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Wayne M. Withrow                           Director                                --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Kevin Barr                                 President & Chief Executive Officer     --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Maxine Chou                                Chief Financial Officer & Treasurer     --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Mark Greco                                 Chief Operations Officer                --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
John Munch                                 General Counsel & Secretary             --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Karen LaTourette                           Chief Compliance Officer, Anti-Money    --
One Freedom Valley Drive                   Laundering Officer & Assistant
Oaks, PA 19456                             Secretary
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Mark J. Held                               Senior Vice President                   --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Lori L. White                              Vice President & Assistant Secretary    --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Robert Silvestri                           Vice President                          --
One Freedom Valley Drive
Oaks, PA 19456


------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
John Coary                                 Vice President & Assistant Secretary    --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Michael Farrell                            Vice President                          --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------
------------------------------------------ --------------------------------------- ---------------------------------------
Al DelPizzo                                Vice President                          --
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------ --------------------------------------- ---------------------------------------


Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) PFPC Trust Company, 8800 Tinicum Blvd, 3rd Flr, Philadelphia, PA 19153 (records relating to its function as custodian)

         (b) Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 (records relating to its function as investment adviser and administrator)

         (c) SEI Investments Mutual Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 (records relating to its function as sub-administrator)

         (d) DST Systems, Inc., Kansas City Missouri, 64121 (records relating to its functions as transfer agent and dividend disbursing agent)

         (e) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103 (records relating to the Registrant's Agreement and Declaration of Trust, By-Laws and minute books)

Item 29. Management Services: All management services contracts are discussed in parts A & B of this Registration Statement.

Item 29.  Undertakings:  None

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 46 ("PEA No. 46") to its Registration Statement on Form N-1A under Rule 485(b) under the 1933 Act and has caused this PEA No. 46 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Berwyn, Commonwealth of Pennsylvania on the 26th day of January, 2007.

                                                 TURNER FUNDS

                                       By:       /s/ Michael Lawson
                                                 Michael Lawson
                                                 Controller and Chief Financial
                                                 Officer


         Pursuant to the requirements of the 1933 Act, this PEA No. 46 has been signed below by the following persons in the capacities and on the dates indicated.


*ROBERT E. TURNER                             Trustee                          January 26, 2007
-----------------------------------
Robert E. Turner


*JANET F. SANSONE                             Trustee                          January 26, 2007
-----------------------------------
Janet F. Sansone


* ALFRED C. SALVATO                           Trustee and Chairman of the      January 26, 2007
-----------------------------------
Alfred C. Salvato                             Board


* JOHN T. WHOLIHAN                            Trustee                          January 26, 2007
-----------------------------------
John T. Wholihan


/s/ Thomas R. Trala                           President and Chief Executive    January 26, 2007
-----------------------------------
Thomas R. Trala                               Officer


/s/ Michael Lawson                            Controller and Chief Financial   January 26, 2007
-----------------------------------
Michael Lawson                                Officer


*By:     /s/ Brian F. McNally
         ------------------------------------------------
         Brian F. McNally
         Attorney-In-Fact (pursuant to Power of Attorney)


                                  EXHIBIT INDEX


         (h)(5) Expense Limitation Agreement

         (h)(6) Form of Amended and Restated Shareholder Services Plan is filed herewith.

         (j)(1) Consent of Counsel

         (j)(2) Consent of KPMG LLP